UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06660

Name of Fund: BlackRock MuniYield Quality Fund, Inc. (MQY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock MuniYield Quality Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2009

Date of reporting period: 04/30/2009

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

Annual Report

APRIL 30, 2009

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	ANNUAL REPORT	APRIL 30, 2009

Dear Shareholder

The past 12 months reveal a tale of two markets — one of investor pessimism and decided weakness, and another of optimism and some early signs of recovery. The majority of the past year was characterized by the former as the global financial crisis erupted into the worst recession in decades. Economic data were uniformly poor and daily headlines recounted the downfalls of storied financial firms, volatile swings in global financial markets, and monumental government actions that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March 2009, however, on the back of new program announcements by the Treasury and Federal Reserve Board, as well as signs of improved economic performance, such as in retail sales, consumer confidence and select areas of the housing market.

Against this backdrop, US equities contended with unprecedented levels of volatility, posting steep declines early, and then pared some of those losses in March and April. The experience in international markets was similar to that in the United States, though there was a marked divergence in regional performance. Notably, emerging economies, which lagged most developed regions through the downturn, were among the market leaders during the late-period rally.

In fixed income markets, while risk aversion remained a dominant theme overall, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a modest recovery in non-Treasury assets. A notable example from the opposite end of the credit spectrum was the high yield sector, which generally outperformed in the first four months of 2009 after extraordinary challenges and severe underperformance last year. At the same time, the new year ushered in a return to normalcy for the tax-exempt market, which had registered one of its worst years on record in 2008.

All told, the major benchmark indexes posted mixed results for the current reporting period, reflective of a bifurcated market.

Total Returns as of April 30, 2009	6-month	12-month

US equities (S&P 500 Index)	(8.53)%	(35.31)%

Small cap US equities (Russell 2000 Index)	(8.40)	(30.74)

International equities (MSCI Europe, Australasia, Far East Index)	(2.64)	(42.76)

US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	8.98	9.30

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	7.74	3.84

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	8.20	3.11

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	16.39	(12.55)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). Barclays also notified BlackRock that its Board will recommend the transaction to Barclays’ shareholders for approval at a special meeting to be held in early August 2009. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is expected to close in the fourth quarter 2009 following approval by Barclays’ shareholders, the receipt of client consents and regulatory approvals, and satisfaction of customary closing conditions.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We thank you for entrusting BlackRock with your investments and look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of April 30, 2009	BlackRock MuniYield Fund, Inc.

Investment Objective

BlackRock MuniYield Fund, Inc. (MYD) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund’s year end was changed to April 30.

Performance

For the six months ended April 30, 2009, the Fund returned 22.93% based on market price and 11.76% based on net asset value (“NAV”). For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 16.50% on a market price basis and 9.58% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Portfolio positioning with respect to duration and yield curve has generally been neutral relative to the Fund’s peer group. In general, the Fund’s credit profile has consistently reflected a high level of exposure to the lower end of the ratings spectrum. While this strategy generates an above-average dividend yield, it also subjects the portfolio to additional volatility during periods when credit spreads are fluctuating. As a consequence, performance tended to suffer late last year when spreads widened, but, more recently, the strong rebound in lower-rated bonds has allowed the Fund to generate a strong competitive return, while maintaining the historically attractive dividend.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of April 30, 2009 ($11.45)[1]	6.71%
Tax Equivalent Yield[2]	10.32%
Current Monthly Distribution per Common Share[3]	$0.064
Current Annualized Distribution per Common Share[3]	$0.768
Leverage as of April 30, 2009[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Share, declared on June 1, 2009, was increased to $0.069. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[4]

Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 7.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/09	10/31/08	Change	High	Low

Market Price	$11.45	$9.66	18.53%	$11.68	$7.57
Net Asset Value	$11.53	$10.70	7.76%	$11.55	$9.39

The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/09	10/31/08

State	24%	22%
Health	18	19
Corporate	12	13
Education	10	9
County/City/Special District/School District	9	10
Housing	9	8
Utilities	8	7
Transportation	6	8
Tobacco	4	4

Credit Quality Allocations[5]

	4/30/09	10/31/08

AAA/Aaa	28%	32%
AA/Aa	26	24
A/A	20	15
BBB/Baa	9	8
BB/Ba	1	2
B/B	2	3
CCC/Caa	2	2
Not Rated[6]	12	14

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these securities as investment grade quality. As of April 30, 2009 and October 31, 2008, the market value of these securities was $18,072,535 representing 2% and $21,126,114 representing 3%, respectively, of the Fund’s long-term investments.

4	ANNUAL REPORT	APRIL 30, 2009

Fund Summary as of April 30, 2009	BlackRock MuniYield Quality Fund, Inc.

Investment Objective

BlackRock MuniYield Quality Fund, Inc. (MQY) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund’s year end was changed to April 30.

Performance

For the six months ended April 30, 2009, the Fund returned 16.47% based on market price and 17.07% based on NAV. For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 19.11% on a market price basis and 13.36% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. Benefiting Fund performance was our constructive market positioning during a period of declining yields and the stabilization of credit spreads, which began to tighten toward the end of the period. The Fund is more sensitive to credit spreads, in general, since the downgrades of the monoline insurers and, in particular, because of its more-than-average exposure to weaker underlying insured bonds. The municipal market generally returned to more typical functioning after an extended period of volatility. This allowed us to continue upgrading the Fund’s overall credit quality, which we believe is warranted given the general economic weakness.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of April 30, 2009 ($12.32)[1]	5.55%
Tax Equivalent Yield[2]	8.54%
Current Monthly Distribution per Common Share[3]	$0.057
Current Annualized Distribution per Common Share[3]	$0.684
Leverage as of April 30, 2009[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Share, declared on June 1, 2009, was increased to $0.067. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 7.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/09	10/31/08	Change	High	Low

Market Price	$12.32	$10.90	13.03%	$12.74	$8.51
Net Asset Value	$13.27	$11.68	13.61%	$13.49	$10.32

The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/09	10/31/08

Transportation	26%	27%
County/City/Special District/ School District	20	17
State	18	20
Utilities	16	12
Health	7	8
Tobacco	5	5
Corporate	4	5
Housing	2	3
Education	2	3

Credit Quality Allocations[5]

	4/30/09	10/31/08

AAA/Aaa	39%	36%
AA/Aa	42	50
A/A	14	5
BBB/Baa	5	6
B/B	—	3

[5]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	APRIL 30, 2009	5

Fund Summary as of April 30, 2009	BlackRock MuniYield Quality Fund II, Inc.

Investment Objective

BlackRock MuniYield Quality Fund II, Inc. (MQT) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. The Fund invests primarily in insured municipal bonds. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund’s year end was changed to April 30.

Performance

For the six months ended April 30, 2009, the Fund returned 19.90% based on market price and 17.27% based on NAV. For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 19.11% on a market price basis and 13.36% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. During the period, the Fund benefited from its above-average yield. Performance also was aided by our constructive market positioning during a period of declining yields and the stabilization of credit spreads, which began to tighten toward the end of the period. The Fund is more sensitive to credit spreads, in general, since the downgrades of the monoline insurers and, in particular, because of its more-than-average exposure to weaker underlying insured bonds. The municipal market generally returned to more typical functioning after an extended period of volatility. This allowed us to continue upgrading the Fund’s overall credit quality, which we believe is warranted given the general economic weakness.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of April 30, 2009 ($10.16)[1]	5.91%
Tax Equivalent Yield[2]	9.09%
Current Monthly Distribution per Common Share[3]	$0.05
Current Annualized Distribution per Common Share[3]	$0.60
Leverage as of April 30, 2009[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Share, declared on June 1, 2009, was increased to $0.0575. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 7.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/09	10/31/08	Change	High	Low

Market Price	$10.16	$8.75	16.11%	$10.33	$6.60
Net Asset Value	$11.55	$10.17	13.57%	$11.74	$8.87

The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/09	10/31/08

Transportation	29%	28%
County/City/Special District/School District	23	19
State	18	22
Utilities	13	13
Housing	7	7
Corporate	3	4
Health	3	2
Education	2	3
Tobacco	2	2

Credit Quality Allocations[5]

	4/30/09	10/31/08

AAA/Aaa	46%	36%
AA/Aa	36	54
A/A	15	7
BBB/Baa	3	3

[5]	Using the higher of S&P’s or Moody’s ratings.

6	ANNUAL REPORT	APRIL 30, 2009

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, each Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s Common Shareholders will benefit from the incremental yield.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the Fund’s total portfolio of $150 million earns the income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield.

Conversely, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays dividends on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates. If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also, from time to time, leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal securities deposited into the TOB trust may adversely affect each Fund’s NAVs per share.

The use of leverage may enhance opportunities for increased returns to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Funds’ net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. The Funds may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit the Funds’ ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by the Funds. The Funds will incur expenses in connection with the use of leverage, all of which are borne by the holders of the Common Shares and may reduce returns on the Common Shares.

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Fund anticipates that the total economic leverage from Preferred Shares and TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of April 30, 2009, the Funds had economic leverage from Preferred Shares and TOBs as a percentage of their total managed assets as follows:

Percent of Leverage

BlackRock MuniYield Fund, Inc.	39%
BlackRock MuniYield Quality Fund, Inc.	40%
BlackRock MuniYield Quality Fund II, Inc.	40%

Derivative Instruments

The Funds may invest in various derivative instruments, including swap agreements and futures and other instruments specified in the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Funds’ ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	7

Schedule of Investments April 30, 2009	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 1.3%
Jefferson County, Alabama, Limited Obligation School Warrants, Series A, 5.50%, 1/01/22	$5,250	$3,259,620
Tuscaloosa, Alabama, Special Care Facilities Financing Authority, Residential Care Facility Revenue Bonds (Capstone Village, Inc. Project), Series A (a)(b):
5.625%, 8/01/25	2,200	1,049,488
5.875%, 8/01/36	6,425	2,739,556

		7,048,664

Arizona — 13.1%
Arizona State Transportation Board, Highway Revenue Bonds, Sub-Series A:
5%, 7/01/21	5,825	6,190,810
5%, 7/01/22	7,030	7,469,656
5%, 7/01/23	5,240	5,533,597
Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools Project 1), Series A, 6.75%, 7/01/29	3,300	2,202,321
Maricopa County, Arizona, IDA, M/F Housing Revenue Refunding Bonds (CRS Pine Ridge Housing Corporation), Series A-1 (c)(d):
6%, 10/20/31	5,000	5,139,050
6.05%, 10/20/36	5,000	4,973,350
Phoenix, Arizona, IDA, Airport Facility, Revenue Refunding Bonds (America West Airlines Inc. Project), AMT:
6.25%, 6/01/19	3,000	1,992,690
6.30%, 4/01/23	5,090	3,130,299
Phoenix, Arizona, IDA, M/F Housing Revenue Bonds (Summit Apartments LLC Project) (d):
6.25%, 7/20/22	1,610	1,668,701
6.45%, 7/20/32	1,425	1,452,104
6.55%, 7/20/37	1,305	1,328,033
Pima County, Arizona, IDA, Education Revenue Refunding Bonds (Arizona Charter Schools Project II), Series A:
6.75%, 7/01/11 (e)	565	631,421
6.75%, 7/01/31	765	537,390
Pima County, Arizona, IDA, Revenue Bonds (Tucson Electric Power Company), Series A, 6.375%, 9/01/29	3,000	2,705,010
Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds:
5%, 12/01/32	10,020	6,957,788
5%, 12/01/37	11,525	7,764,854

Municipal Bonds	Par (000)	Value

Arizona (concluded)
Vistancia Community Facilities District, Arizona, GO:
5.50%, 7/15/20	$3,000	$2,605,620
5.75%, 7/15/24	2,125	1,800,959
Yavapai County, Arizona, IDA, Hospital Facility Revenue Bonds (Yavapai Regional Medical Center), Series A, 6%, 8/01/33	5,900	4,654,687

		68,738,340

California — 14.5%
California Educational Facilities Authority Revenue Bonds (University of Southern California), Series A, 5.25%, 10/01/39	5,310	5,521,816
California State, GO:
5%, 4/01/31 (f)	10	9,343
6.50%, 4/01/33	14,075	15,375,671
California State, GO, Refunding, 5%, 6/01/32	11,335	10,514,686
California State Public Works Board, Lease Revenue Bonds:
(Department of Corrections), Series C, 5%, 6/01/25	2,000	1,874,960
(Department of Mental Health — Coalinga State Hospital), Series A, 5.125%, 6/01/29	4,500	4,063,095
California State, Various Purpose, GO, 5.25%, 11/01/25	6,800	6,822,168
Golden State Tobacco Securitization Corporation of California, Tobacco Settlement Revenue Bonds (e):
Series A-3, 7.875%, 6/01/13	5,500	6,658,245
Series A-4, 7.80%, 6/01/13	7,500	9,058,650
Golden State Tobacco Securitization Corporation of California, Tobacco Settlement Revenue Refunding Bonds, Senior Series A-1, 5.125%, 6/01/47	2,090	1,073,445
San Diego, California, Community College District, GO (Election of 2002), 5.25%, 8/01/33	2,160	2,180,282
Santa Clara, California, Subordinated Electric Revenue Bonds, Series A, 5%, 7/01/22 (g)	5,145	5,150,402
University of California Revenue Bonds (Multiple Purpose Projects), Series Q, 5%, 9/01/21 (h)	7,465	7,743,221

		76,045,984

Colorado — 7.4%
Colorado Educational and Cultural Facilities Authority, Revenue Refunding Bonds (University of Denver Project), Series B, 5.25%, 3/01/16 (e)(i)	3,245	3,852,659
Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Series D-2, 6.90%, 4/01/29	210	222,394

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the list on the right.

AMT	Alternative Minimum Tax (subject to)
CABS	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDR	Economic Development Revenue Bonds
GAN	Grant Anticipation Notes
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDR	Industrial Development Revenue Bonds
M/F	Multi-Family
PCR	Pollution Control Revenue Bonds
PILOT	Payment in Lieu of Taxes
S/F	Single-Family
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

8	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Colorado (concluded)
Colorado Health Facilities Authority, Revenue Refunding Bonds (Poudre Valley Health Care) (h):
Series B, 5.25%, 3/01/36	$2,840	$2,680,051
Series C, 5.25%, 3/01/40	5,000	4,678,050
Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series D, 7.75%, 11/15/13 (f)	6,195	6,666,873
Elk Valley, Colorado, Public Improvement Revenue Bonds (Public Improvement Fee), Series A:
7.10%, 9/01/14	1,105	1,089,210
7.35%, 9/01/31	5,065	4,027,384
Platte River Power Authority, Colorado, Power Revenue Bonds, Series HH:
5%, 6/01/26	2,500	2,627,275
5%, 6/01/27	1,130	1,177,223
Plaza Metropolitan District Number 1, Colorado, Tax Allocation Revenue Bonds (Public Improvement Fees):
8%, 12/01/25	6,850	5,808,869
8.125%, 12/01/25	1,885	1,448,623
University of Colorado, Enterprise System Revenue Bonds, Series A:
5.25%, 6/01/30	2,250	2,331,923
5.375%, 6/01/32	1,250	1,301,800
5.375%, 6/01/38	830	858,369

		38,770,703

Connecticut — 0.0%
Connecticut State Development Authority, IDR (AFCO Cargo BDL-LLC Project), AMT, 7.35%, 4/01/10	125	123,097

Florida — 5.4%
Broward County, Florida, Water and Sewer Utility Revenue Bonds, Series A, 5.25%, 10/01/34	2,155	2,153,405
Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds (JetBlue Airways Corp.), AMT, 6.50%, 11/15/36	2,500	1,482,625
Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds (National Gypsum Company), AMT:
Series A, 7.125%, 4/01/30	11,500	5,907,205
Series B, 7.125%, 4/01/30	5,000	2,568,350
Lee County, Florida, Revenue Bonds, 5%, 10/01/22 (f)	4,705	4,711,446
Miami-Dade County, Florida, Aviation Revenue Refunding Bonds (Miami International Airport), AMT, Series A, 5.25%, 10/01/38 (j)	5,150	4,645,248
Midtown Miami, Florida, Community Development District, Special Assessment Revenue Bonds, Series B, 6.50%, 5/01/37	5,330	3,526,168
Orange County, Florida, Health Facilities Authority, Health Care Revenue Refunding Bonds (Orlando Lutheran Towers), 5.375%, 7/01/20	1,100	819,434
Santa Rosa Bay Bridge Authority, Florida, Revenue Bonds, 6.25%, 7/01/28	4,620	2,642,409

		28,456,290

Municipal Bonds	Par (000)	Value

Georgia — 1.5%
Main Street Natural Gas, Inc., Georgia, Gas Project Revenue Bonds, Series A, 6.375%, 7/15/38 (a)(b)	$3,445	$1,283,297
Private Colleges and Universities Authority, Georgia, Revenue Refunding Bonds (Emory University Project), Series C, 5%, 9/01/38	6,400	6,499,840

		7,783,137

Idaho — 1.6%
Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT, Senior Series C-2, 7.15%, 7/01/23	30	30,043
Power County, Idaho, Industrial Development Corporation, Solid Waste Disposal Revenue Bonds (FMC Corporation Project), AMT, 6.45%, 8/01/32	10,000	8,626,500

		8,656,543

Illinois — 1.5%
Bolingbrook, Illinois, Special Services Area Number 1, Special Tax Bonds (Forest City Project), 5.90%, 3/01/27	1,000	688,160
Illinois State Finance Authority Revenue Bonds, Series A:
(Friendship Village of Schaumburg), 5.625%, 2/15/37	1,750	987,385
(Landing At Plymouth Place Project), 6%, 5/15/37	2,155	1,369,395
(Monarch Landing, Inc. Project), 7%, 12/01/37	1,445	875,395
Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Bonds (McCormick Place Expansion), Series A, 5.50%, 6/15/23 (g)	4,000	4,179,280

		8,099,615

Indiana — 0.4%
Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series B, 6%, 1/01/39	2,230	2,297,368

Kansas — 0.3%
Lenexa, Kansas, Health Care Facility Revenue Bonds (Lakeview Village Inc.), Series C, 6.875%, 5/15/12 (e)	1,250	1,459,950

Kentucky — 0.8%
Kentucky Economic Development Finance Authority, Health System Revenue Refunding Bonds (Norton Healthcare, Inc.), Series A:
6.625%, 10/01/10 (e)	2,350	2,555,131
6.625%, 10/01/28	650	598,474
Kentucky Economic Development Financing Authority, Louisville Arena Project Revenue Bonds (Louisville Arena Authority, Inc.), Sub-Series A-1, 6%, 12/01/38 (j)	800	824,224

		3,977,829

Louisiana — 7.6%
East Baton Rouge, Louisiana, Sewer Commission Revenue Refunding Bonds, 5.25%, 2/01/39	1,610	1,564,324
Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds (Westlake Chemical Corporation), 6.75%, 11/01/32	10,000	6,960,500

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	9

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Louisiana (concluded)
Louisiana Public Facilities Authority, Hospital Revenue Bonds (Franciscan Missionaries of Our Lady Health System, Inc.), Series A, 5.25%, 8/15/36	$6,750	$5,746,073
Louisiana State Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series B, 5%, 6/01/20 (f)	10,000	9,208,900
Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company Project), 6.50%, 1/01/17	19,000	16,152,090

		39,631,887

Maryland — 3.0%
Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Sub-Series B, 5.875%, 9/01/39	1,920	1,151,962
Maryland State Community Development Administration, Department of Housing and Community Development, Residential Revenue Refunding Bonds, AMT, Series A, 4.65%, 9/01/32	2,580	2,203,578
Maryland State Energy Financing Administration, Limited Obligation Revenue Bonds (Cogeneration — AES Warrior Run), AMT, 7.40%, 9/01/19	3,000	2,277,630
Maryland State Health and Higher Educational Facilities Authority, Revenue Refunding Bonds:
(Peninsula Regional Medical Center), 5%, 7/01/36	5,000	4,250,750
(University of Maryland Medical System), 6%, 7/01/12 (e)	4,000	4,563,040
Maryland State Industrial Development Financing Authority, EDR (Our Lady of Good Counsel School), Series A, 6%, 5/01/35	500	345,775
Prince Georges County, Maryland, Special Obligation Bonds (National Harbor Project), 5.20%, 7/01/34	1,500	832,155

		15,624,890

Massachusetts — 3.2%
Massachusetts State Development Finance Agency, Human Service Provider Revenue Bonds (Seven Hills Foundation & Affiliates), 5%, 9/01/35 (k)	3,500	2,656,185
Massachusetts State Development Finance Agency, Revenue Refunding Bonds (Western New England College), Series A, 5%, 9/01/33 (j)	2,750	2,663,292
Massachusetts State Special Obligation Dedicated Tax Revenue Bonds, 5.25%, 1/01/14 (e)(i)	10,000	11,298,700

		16,618,177

Michigan — 2.6%
Macomb County, Michigan, Hospital Finance Authority, Hospital Revenue Bonds (Mount Clemens General Hospital), Series B, 5.875%, 11/15/13 (e)	3,015	3,542,836
Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Henry Ford Health System), Series A, 5.25%, 11/15/32	1,000	793,650
Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Refunding Bonds (William Beaumont Hospital):
8%, 9/01/29	2,000	2,223,540
8.25%, 9/01/39	6,365	7,082,717

		13,642,743

Municipal Bonds	Par (000)	Value

Minnesota — 0.7%
Eden Prairie, Minnesota, M/F Housing Revenue Bonds (Rolling Hills Project), Series A (d):
6%, 8/20/21	$420	$451,269
6.20%, 2/20/43	2,000	2,122,940
Minneapolis, Minnesota, M/F Housing Revenue Bonds (Gaar Scott Loft Project), AMT, 5.95%, 5/01/30	905	921,426

		3,495,635

Mississippi — 0.5%
University of Southern Mississippi Education Building Corporation Revenue Bonds (Campus Facilities Improvements Project), 5.375%, 9/01/36	2,780	2,836,156

Missouri — 4.2%
Missouri State Highways and Transportation Commission, First Lien State Road Revenue Bonds, Series A:
5%, 5/01/20	5,000	5,531,900
5%, 5/01/21	15,000	16,445,250

		21,977,150

Nebraska — 0.3%
Lincoln, Nebraska, Sanitation and Sewer Revenue Bonds:
4.25%, 6/15/24	865	877,127
4.25%, 6/15/25	905	911,027

		1,788,154

New Hampshire — 0.7%
New Hampshire Health and Education Facilities Authority, Revenue Refunding Bonds (Elliot Hospital), Series B, 5.60%, 10/01/22	3,425	3,431,439

New Jersey — 16.9%
New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50%, 6/15/24	11,435	8,909,466
New Jersey EDA, First Mortgage Revenue Bonds, Series A:
(Lions Gate Project), 5.75%, 1/01/25	710	548,127
(Lions Gate Project), 5.875%, 1/01/37	230	160,485
(The Presbyterian Home), 6.375%, 11/01/31	3,000	2,033,490
New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A, 5%, 7/01/29 (g)	20,000	19,308,600
New Jersey EDA, School Facilities Construction Revenue Bonds, Series O, 5.25%, 3/01/23	8,825	9,110,577
New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT:
6.25%, 9/15/19	3,905	2,850,689
6.25%, 9/15/29	14,000	8,953,000
New Jersey Health Care Facilities Financing Authority Revenue Bonds (Pascack Valley Hospital Association) (a)(b):
6%, 7/01/13	1,335	34,576
6.625%, 7/01/36	1,835	47,526

See Notes to Financial Statements.

10	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey (concluded)
New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds:
CABS, Series C, 5.05%, 12/15/35 (f)(l)	$13,110	$2,513,974
Series A, 5.50%, 12/15/21	3,975	4,340,024
Series A, 5.50%, 12/15/22	6,600	7,149,318
Series D, 5%, 6/15/19	5,425	5,748,655
Series D, 5%, 6/15/20	9,410	9,737,374
Series D, 5%, 6/15/20 (h)	7,000	7,289,380

		88,735,261

New York — 11.1%
Dutchess County, New York, IDA, Civic Facility Revenue Refunding Bonds (Saint Francis Hospital), Series A, 7.50%, 3/01/29	2,200	1,973,092
Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue Bonds, Series B, 5%, 11/15/34	4,910	4,765,155
New York City, New York, City IDA, PILOT Revenue Bonds (Queens Baseball Stadium Project) (f):
5%, 1/01/22	2,000	1,852,580
5%, 1/01/23	2,175	2,012,136
New York City, New York, City IDA, Special Facility Revenue Bonds (British Airways Plc Project), AMT, 7.625%, 12/01/32	1,250	840,675
New York City, New York, City Municipal Water Finance Authority, Second General Resolution, Water and Sewer System Revenue Bonds, Series FF-2, 5.50%, 6/15/40	3,200	3,365,984
New York City, New York, City Transitional Finance Authority, Building Aid Revenue Refunding Bonds, Series S-1, 4.50%, 1/15/38	1,970	1,702,356
New York City, New York, GO, Refunding, Series A (g)(i):
6.375%, 5/15/14	1,020	1,079,976
6.375%, 5/15/15	95	100,586
New York City, New York, GO, Series O, 5%, 6/01/33	2,500	2,457,950
New York State Dormitory Authority, Non-State Supported Debt, Revenue Refunding Bonds, Series A:
(Mount Sinai Health), 6.75%, 7/01/10 (e)	3,145	3,372,667
(Mount Sinai-NYU Medical Center Health System), 6.75%, 7/01/20	1,855	1,901,746
New York State Dormitory Authority, State Personal Income Tax Revenue Bonds (Education), Series F, 5%, 3/15/35	5,000	5,027,500
Suffolk County, New York, IDA, IDR, Refunding (Nissequogue Cogeneration Partners Facility), AMT, 5.50%, 1/01/23	2,500	1,765,725
Tobacco Settlement Financing Corporation of New York Revenue Bonds, Series C-1, 5.50%, 6/01/21	9,400	9,615,542
Triborough Bridge and Tunnel Authority, New York, Subordinate Revenue Bonds, 5.25%, 11/15/30	10,000	10,132,600
Westchester County, New York, IDA, Continuing Care Retirement, Mortgage Revenue Bonds (Kendal on Hudson Project), Series A:
6.50%, 1/01/13 (e)	2,895	3,374,846
6.375%, 1/01/24	3,450	2,708,043

		58,049,159

Municipal Bonds	Par (000)	Value

North Carolina — 2.0%
North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series D, 6.75%, 1/01/26	$4,750	$4,799,257
North Carolina HFA, Home Ownership Revenue Bonds, AMT, Series 8-A, 6.20%, 7/01/16	145	146,315
North Carolina, HFA, S/F Revenue Bonds, Series II, 6.20%, 3/01/16 (c)	550	551,056
North Carolina Medical Care Commission, Health Care Facilities, First Mortgage Revenue Bonds:
(Arbor Acres Community Project), 6.375%, 3/01/12 (e)	1,000	1,138,410
(Presbyterian Homes Project), 5.40%, 10/01/27	5,000	3,829,000

		10,464,038

Ohio — 3.3%
American Municipal Power, Inc., Ohio, Revenue Refunding Bonds (Prairie State Energy Campus Project), Series A, 5%, 2/15/38	2,995	2,905,839
Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Bonds, Series A-2, 6.50%, 6/01/47	7,460	4,608,042
Hamilton County, Ohio, Sewer System Improvement Revenue Bonds (The Metropolitan Sewer District of Greater Cincinnati), Series B, 5%, 12/01/28 (g)	5,065	5,138,544
Lucas County, Ohio, Health Care Facility Revenue Refunding and Improvement Bonds (Sunset Retirement Communities), Series A, 6.625%, 8/15/30	2,175	2,006,285
Port of Greater Cincinnati Development Authority, Ohio, Special Assessment Revenue Bonds (Cooperative Public Parking Infrastructure Project), 6.30%, 2/15/24	825	646,693
Toledo-Lucas County, Ohio, Port Authority Revenue Bonds (Saint Mary Woods Project), Series A:
6%, 5/15/24	750	546,338
6%, 5/15/34	2,250	1,452,510

		17,304,251

Oregon — 1.6%
Oregon State Department of Administrative Services, COP, Series A, 6%, 5/01/10 (e)(f)	4,405	4,675,026
Oregon State, GO, Refunding (Veterans Welfare), Series 80A, 5.70%, 10/01/32	2,170	2,190,897
Portland, Oregon, Housing Authority, Housing Revenue Bonds (Pine Square and University Place), Series A, 5.875%, 1/01/22	1,610	1,287,887

		8,153,810

Pennsylvania — 4.9%
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds (National Gypsum Company), AMT, Series A, 6.25%, 11/01/27	5,270	2,735,446
Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series 97A, 4.60%, 10/01/27	2,450	2,128,340
Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue Refunding Bonds (Allegheny Delaware Valley Obligation), Series C, 5.875%, 11/15/16 (g)	16,270	13,489,294

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	11

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Pennsylvania (concluded)
Philadelphia, Pennsylvania, Authority for IDR, Commercial Development, 7.75%, 12/01/17	$1,265	$1,079,374
Sayre, Pennsylvania, Health Care Facilities Authority, Revenue Bonds (Guthrie Healthcare System), Series B, 7.125%, 12/01/11 (e)	5,000	6,088,350

		25,520,804

Puerto Rico — 1.4%
Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series UU, 5%, 7/01/23 (h)	7,100	7,194,572

Rhode Island — 1.0%
Central Falls, Rhode Island, Detention Facility Corporation, Revenue Refunding Bonds, 7.25%, 7/15/35	4,240	2,904,485
Woonsocket, Rhode Island, GO (g)(i):
6%, 10/01/17	1,225	1,275,715
6%, 10/01/18	1,195	1,241,019

		5,421,219

South Dakota — 0.9%
South Dakota State Health and Educational Facilities Authority Revenue Bonds (Sanford Health), 5%, 11/01/40	5,210	4,555,885

Tennessee — 0.7%
Hardeman County, Tennessee, Correctional Facilities Corporation Revenue Bonds, 7.75%, 8/01/17	3,775	3,439,100

Texas — 13.7%
Alliance Airport Authority, Inc., Texas, Special Facilities Revenue Refunding Bonds (American Airlines Inc. Project), AMT, 5.75%, 12/01/29	3,500	1,330,035
Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises Inc.), First Tier, Series A, 6.70%, 1/01/11 (e)	5,000	5,465,300
Bexar County, Texas, Housing Finance Corporation, M/F Housing Revenue Bonds (Water at Northern Hills Apartments), Series A (g):
5.80%, 8/01/21	1,300	886,652
6%, 8/01/31	2,460	1,490,760
6.05%, 8/01/36	1,000	590,030
Brazos River Authority, Texas, PCR, Refunding (TXU Energy Company Project), AMT, Series C, 5.75%, 5/01/36 (p)	7,600	4,484,000
Dallas-Fort Worth, Texas, International Airport Facility Improvement Corporation, Revenue Refunding Bonds (American Airlines, Inc.), AMT, 5.50%, 11/01/30	12,500	4,750,000
Gregg County, Texas, Health Facilities Development Corporation, Hospital Revenue Bonds (Good Shepherd Medical Center Project) (e)(k):
6.375%, 10/01/10	2,000	2,145,960
6.875%, 10/01/10	3,000	3,239,610
Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste Disposal Facility Revenue Bonds (E. I. du Pont de Nemours and Company Project), AMT, 6.40%, 4/01/26	5,000	4,752,300
Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds (Citgo Petroleum Corporation Project), AMT, 7.50%, 5/01/25	3,900	3,785,925

Municipal Bonds	Par (000)	Value

Texas (concluded)
Houston, Texas, Airport System, Special Facilities Revenue Bonds (Continental Airlines), AMT, Series E:
7.375%, 7/01/22	$3,500	$2,707,635
7%, 7/01/29	3,000	2,107,410
Houston, Texas, Industrial Development Corporation Revenue Bonds (Air Cargo), AMT, 6.375%, 1/01/23	1,590	1,257,308
Lower Colorado River Authority, Texas, PCR (Samsung Austin Semiconductor), AMT, 6.95%, 4/01/30	3,330	3,085,112
North Texas Tollway Authority, System Revenue Refunding Bonds, Second Tier, Series F, 6.125%, 1/01/31	12,140	12,168,286
San Antonio Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds:
5.50%, 8/01/23	6,955	5,948,820
5.50%, 8/01/25	6,365	5,369,196
Texas State Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier, Series A, 5.50%, 8/15/39 (f)	6,500	6,206,655

		71,770,994

U.S. Virgin Islands — 0.9%
Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds (Hovensa Refinery), AMT, 6.125%, 7/01/22	6,250	4,678,813

Virginia — 1.8%
Fairfax County, Virginia, IDA, Health Care Revenue Refunding Bonds (Inova Health System Project), Series A, 5.50%, 5/15/35	6,270	6,342,168
James City County, Virginia, EDA, Residential Care Facility, First Mortgage Revenue Refunding Bonds (Williamsburg Landing, Inc.), Series A:
5.35%, 9/01/26	1,500	1,060,020
5.50%, 9/01/34	2,000	1,315,520
Winchester, Virginia, IDA, Residential Care Facilities, Revenue Bonds (Westminster-Canterbury), Series A, 5.20%, 1/01/27	1,000	732,660

		9,450,368

Washington — 0.3%
Vancouver, Washington, Housing Authority, Housing Revenue Bonds (Teal Pointe Apartments Project), AMT:
6%, 9/01/22	945	766,291
6.20%, 9/01/32	1,250	930,000

		1,696,291

Wisconsin — 4.1%
Milwaukee, Wisconsin, Revenue Bonds (Air Cargo), AMT, 6.50%, 1/01/25	660	519,235
Wisconsin State Health and Educational Facilities Authority, Revenue Refunding Bonds (Franciscan Sisters Healthcare), 5%, 9/01/26	7,425	5,717,473
Wisconsin State, General Fund Annual Appropriation Bonds, Series A, 6%, 5/01/36	14,300	15,069,483

		21,306,191

See Notes to Financial Statements.

12	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Wyoming — 0.9%
Wyoming Community Development Authority, Housing Revenue Bonds, AMT, Series 3, 4.75%, 12/01/37	$5,315	$4,514,083

Total Municipal Bonds — 136.1%		712,758,590

Municipal Bonds Transferred to Tender Option Bond Trusts (m)

Alabama — 0.8%
Birmingham, Alabama, Special Care Facilities Financing Authority, Revenue Refunding Bonds (Ascension Health Credit), Series C-2, 5%, 11/15/36	4,538	4,392,975

Colorado — 2.3%
Colorado Health Facilities Authority Revenue Bonds (Catholic Health) (h):
Series C-3, 5.10%, 10/01/41	7,490	7,180,663
Series C-7, 5%, 9/01/36	4,800	4,606,368

		11,787,031

Connecticut — 3.6%
Connecticut State Health and Educational Facilities Authority Revenue Bonds (Yale University):
Series T-1, 4.70%, 7/01/29	9,130	9,385,183
Series X-3, 4.85%, 7/01/37	9,270	9,463,743

		18,848,926

North Carolina — 3.7%
North Carolina Capital Facilities Finance Agency, Revenue Refunding Bonds (Duke University Project), Series A, 5%, 10/01/41	18,898	19,248,469

South Carolina — 3.3%
Charleston Educational Excellence Financing Corporation, South Carolina, Revenue Bonds (Charleston County School District) (j):
5.25%, 12/01/28	7,795	7,855,022
5.25%, 12/01/29	6,920	6,938,753
5.25%, 12/01/30	2,510	2,500,236

		17,294,011

Tennessee — 2.2%
Shelby County, Tennessee, Health, Educational and Housing Facility Board, Hospital Revenue Refunding Bonds (Saint Jude Children’s Research Hospital), 5%, 7/01/31	11,240	11,239,213

Virginia — 9.3%
University of Virginia, Revenue Refunding Bonds, 5%, 6/01/40	10,620	10,963,982
Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series H, Sub-Series H-1 (g):
5.35%, 7/01/31	6,720	6,754,944
5.375%, 7/01/36	30,930	31,012,274

		48,731,200

Municipal Bonds Transferred to Tender Option Bond Trusts (m)	Par (000)	Value

Washington — 1.0%
Central Puget Sound Regional Transportation Authority, Washington, Sales and Use Tax Revenue Bonds, Series A, 5%, 11/01/32 (h)	$5,384	$5,432,166

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.2%		136,973,991

Total Long-Term Investments (Cost — $937,908,162) — 162.3%		849,732,581

Short-Term Securities	Shares

Money Market Fund — 0.4%
FFI Institutional Tax-Exempt Fund, 0.72% (n)(o)	2,105,032	2,105,032

Total Short-Term Securities (Cost — $2,105,032) — 0.4%		2,105,032

Total Investments (Cost — $940,013,194*) — 162.7%		851,837,613
Other Assets Less Liabilities — 2.6%		13,612,483
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (13.4)%		(70,313,115)
Preferred Shares, at Redemption Value — (51.9)%		(271,547,261)

Net Assets Applicable to Common Shares — 100.0%		$523,589,720

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$867,869,792

Gross unrealized appreciation	$19,457,667
Gross unrealized depreciation	(105,626,922)

Net unrealized depreciation	$(86,169,255)

(a)	Non-income producing security.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	FHA Insured.

(d)	GNMA Collateralized.

(e)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	AMBAC Insured.

(g)	NPFGC Insured.

(h)	FSA Insured.

(i)	FGIC Insured.

(j)	Assured Guaranty Insured.

(k)	Radian Insured.

(l)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(m)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(n)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

FFI Institutional Tax-Exempt Fund	(5,352,245)	$236,612

(o)	Represents the current yield as of report date.

(p)	Variable rate security. Rate shown is as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	13

Schedule of Investments (concluded)	BlackRock MuniYield Fund, Inc. (MYD)

•

Effective November 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1	$2,105,032
Level 2	849,732,581
Level 3	—

Total	$851,837,613

See Notes to Financial Statements.

14	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments April 30, 2009	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 2.2%
Jefferson County, Alabama, Limited Obligation School Warrants, Series A, 4.75%, 1/01/25	$3,000	$1,805,100
University of Alabama, General Revenue Bonds, Series A, 5%, 7/01/34 (a)	7,125	7,205,370

		9,010,470

Alaska — 1.0%
Matanuska-Susitna, Alaska, Lease Revenue Bonds (Goose Creek Correctional Center Project), 6%, 9/01/32 (b)	3,925	4,215,529

Arizona — 0.5%
Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, 5%, 12/01/32	2,970	2,062,338

California — 17.9%
Alameda Corridor Transportation Authority, California, CABS, Subordinate Lien, Series A, 5.45%, 10/01/25 (c)(d)	4,150	3,033,028
Arcadia, California, Unified School District, GO (Election of 2006), CABS, Series A, 4.961%, 8/01/39 (e)(f)	2,200	309,144
Cabrillo, California, Community College District, GO (Election of 2004), Series B (a)(f):
5.188%, 8/01/37	3,250	526,825
4.87%, 8/01/38	7,405	1,123,264
California State, GO, 5.50%, 4/01/28	5	5,038
California State, GO, Refunding, 5.125%, 6/01/27	30	29,564
California State University, Systemwide Revenue Bonds, Series A, 5%, 11/01/35 (a)(g)	3,450	3,308,274
Chino Valley, California, Unified School District, GO (Election of 2002), Series C, 5.25%, 8/01/30 (a)	1,200	1,193,820
Coast Community College District, California, CABS, (Election of 2002), Series C, 5.448%, 8/01/13 (d)(e)	2,800	2,271,528
El Monte, California, Unified School District, GO (Election of 2002), Series C, 5.25%, 6/01/28	6,110	6,247,047
Fresno, California, Unified School District, GO (Election of 2001), Series E, 5%, 8/01/30 (e)	1,230	1,218,782
Golden State Tobacco Securitization Corporation of California, Tobacco Settlement Revenue Bonds, Series B, 5.50%, 6/01/13 (h)(i)	10,000	11,210,300
Los Angeles, California, Community College District, GO, Refunding (Election of 2008), Series A, 6%, 8/01/33	2,635	2,815,761
Los Angeles, California, Municipal Improvement Corporation, Lease Revenue Bonds, Series B1, 4.75%, 8/01/37 (a)(g)	3,210	2,961,450
Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Series B-1 (a)(g):
5%, 10/01/29	4,000	4,050,400
5%, 10/01/36	2,275	2,280,278
Mount Diablo, California, Unified School District, GO (Election of 2002), 5%, 7/01/27 (a)(g)	2,000	1,981,020
Orange County, California, Sanitation District, COP:
5%, 2/01/33 (a)(g)	2,750	2,723,380
Series B, 5%, 2/01/30 (e)	3,500	3,517,605
Series B, 5%, 2/01/31 (e)	1,200	1,201,440
Port of Oakland, California, Revenue Bonds, AMT, Series K, 5.75%, 11/01/29 (a)(g)	2,405	2,162,143

Municipal Bonds	Par (000)	Value

California (concluded)
Poway, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Paguay Redevelopment Project), 5.125%, 6/15/33 (c)	$2,000	$1,648,260
Sacramento, California, Unified School District, GO (Election of 2002), 5%, 7/01/30 (a)	2,500	2,467,675
San Diego, California, Community College District, GO (Election of 2002), 5.25%, 8/01/33	500	504,695
San Jose, California, Airport Revenue Refunding Bonds, AMT, Series A, 5.50%, 3/01/32 (c)	5,100	4,660,737
San Jose, California, Unified School District, Santa Clara County, GO (Election of 2002), Series B, 5%, 8/01/29 (a)(g)	2,825	2,830,791
San Mateo County, California, Community College District, GO (Election of 2001), Series A, 5%, 9/01/26 (a)(g)	2,725	2,755,656
Ventura County, California, Community College District, GO (Election of 2002), Series B, 5%, 8/01/30 (a)	3,150	3,121,272

		72,159,177

Colorado — 0.9%
Colorado Health Facilities Authority Revenue Bonds (Covenant Retirement Communities Inc.), Series A (j):
5.50%, 12/01/27	1,600	1,208,688
5.50%, 12/01/33	900	627,489
E-470 Public Highway Authority, Colorado, CABS, Series B, 5.506%, 9/01/29 (a)(f)	9,000	1,685,250

		3,521,427

District of Columbia — 0.5%
District of Columbia, Income Tax Revenue Bonds, Series A, 5.50%, 12/01/30	1,325	1,403,480
District of Columbia, Revenue Refunding Bonds (Catholic University of America), 5.625%, 10/01/29 (c)	570	576,851

		1,980,331

Florida — 5.8%
Beacon Tradeport Community Development District, Florida, Special Assessment Revenue Refunding Bonds (Commercial Project), Series A, 5.625%, 5/01/32 (j)	2,235	1,844,322
Duval County, Florida, School Board, COP (Master Lease Program), 5%, 7/01/33 (e)	3,100	2,929,500
Florida State Department of Environmental Protection, Preservation Revenue Bonds, Series B, 5%, 7/01/27 (a)	2,545	2,491,300
Miami-Dade County, Florida, Aviation Revenue Refunding Bonds (Miami International Airport), AMT:
5%, 10/01/40 (b)(i)	8,200	7,070,942
Series A, 5%, 10/01/38 (k)	2,900	2,371,446
Miami-Dade County, Florida, GO (Building Better Communities Program), Series B, 6.375%, 7/01/28	3,300	3,660,954
Miami, Florida, Special Obligation Revenue Bonds (Street and Sidewalk Improvement Program), 5%, 1/01/37 (a)	1,100	1,010,515
Orange County, Florida, Sales Tax Revenue Refunding Bonds, Series B, 5.125%, 1/01/32 (a)(g)	2,200	2,118,490

		23,497,469

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	15

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Georgia — 2.0%
Atlanta, Georgia, Water and Wastewater Revenue Bonds:
5%, 11/01/34 (e)	$2,020	$1,997,033
Series A, 5%, 11/01/33 (a)	1,200	1,063,812
Series A, 5%, 11/01/39 (a)	2,525	2,192,432
Augusta, Georgia, Water and Sewer Revenue Bonds, 5.25%, 10/01/39 (e)	2,820	2,858,324

		8,111,601

Hawaii — 0.5%
Hawaii State, GO, Series CX, 5.50%, 2/01/21 (e)	2,000	2,119,640

Illinois — 20.8%
Chicago, Illinois, O’Hare International Airport, General Airport Revenue Bonds, Third Lien, AMT, Series B-2:
5.75%, 1/01/23 (e)	3,400	3,449,640
5.75%, 1/01/24 (e)	4,000	4,046,920
6%, 1/01/29 (i)	3,300	3,232,581
Chicago, Illinois, O’Hare International Airport, General Airport Revenue Refunding Bonds, Third Lien, AMT:
Series A, 5.75%, 1/01/21 (a)	13,665	13,629,334
Series A, 5.50%, 1/01/22 (a)	5,000	4,857,550
Series A, 5.375%, 1/01/32 (a)	12,500	11,099,625
Series A-2, 5.75%, 1/01/21 (e)	2,665	2,705,002
Cook County, Illinois, Capital Improvement, GO, Series C, 5.50%, 11/15/12 (c)(h)	5,080	5,800,039
Illinois Sports Facilities Authority, State Tax Supported CABS, 5.348%, 6/15/30 (c)(d)	28,525	25,973,439
Illinois State Toll Highway Authority Revenue Bonds, Series B, 5.50%, 1/01/33	2,000	2,072,360
Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Refunding Bonds (McCormick Place Expansion Project), 5.50%, 12/15/24 (a)(g)	7,000	7,174,230

		84,040,720

Indiana — 1.8%
Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series B, 5.75%, 1/01/34	550	552,854
Indianapolis, Indiana, Local Public Improvement Bond Bank, Revenue Refunding Bonds (Indianapolis Airport Authority Project), AMT, Series B (a):
5.25%, 1/01/28	2,470	2,255,678
5.25%, 1/01/30	5,055	4,581,144

		7,389,676

Louisiana — 4.2%
East Baton Rouge, Louisiana, Sewage Commission Revenue Refunding Bonds Series B, 5.25%, 2/01/39	300	291,489
Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds (Capital Projects and Equipment Acquisition Program), Series A, 6.30%, 7/01/30 (c)	5,100	4,604,484
Louisiana Public Facilities Authority, Revenue Refunding Bonds (CHRISTUS Health), Series B, 6.50%, 7/01/30 (b)	2,000	2,159,140
Louisiana State Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series C-2, 6.75%, 6/01/26 (b)	5,000	5,358,850

Municipal Bonds	Par (000)	Value

Louisiana (concluded)
Louisiana State Gas and Fuels Tax Revenue Bonds, Series A, 4.75%, 5/01/39 (e)	$2,550	$2,440,019
Louisiana State Transportation Authority, Senior Lien Toll Revenue CABS, Series B, 5.31%, 12/01/27 (c)(f)	4,675	1,468,090
Rapides Financing Authority, Louisiana, Revenue Bonds (Cleco Power LLC Project), AMT, 4.70%, 11/01/36 (c)	800	538,704

		16,860,776

Maryland — 0.4%
Maryland State Community Development Administration, Department of Housing and Community Development, Residential Revenue Refunding Bonds, AMT, Series A, 5.75%, 9/01/39	1,725	1,736,765

Massachusetts — 2.0%
Massachusetts State, HFA, Rental Housing Mortgage Revenue Bonds, AMT, Series C, 5.60%, 1/01/45 (e)	4,000	3,873,800
Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT, Series 128, 4.80%, 12/01/27 (e)	2,200	2,003,408
Massachusetts State Port Authority, Special Facilities Revenue Bonds (Delta Air Lines Inc. Project), AMT, Series A, 5.50%, 1/01/19 (c)	3,825	2,407,570

		8,284,778

Michigan — 7.6%
Detroit, Michigan, Sewage Disposal System, Second Lien Revenue Bonds, Series B, 5%, 7/01/36 (a)(g)	4,650	3,889,027
Detroit, Michigan, Sewage Disposal System, Second Lien Revenue Refunding Bonds, Series E, 5.75%, 7/01/31 (g)(l)	8,300	8,507,251
Michigan Higher Education Student Loan Authority, Student Loan Revenue Refunding Bonds, AMT, Series XVII-G, 5.20%, 9/01/20 (c)	2,140	1,829,764
Michigan State Revenue Bonds, GAN, 5.25%, 9/15/26 (e)	3,350	3,365,578
Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds (Detroit Edison Company Pollution Control Project), AMT (i):
Series A, 5.50%, 6/01/30	1,700	1,479,901
Series C, 5.65%, 9/01/29	3,300	2,965,083
Series C, 5.45%, 12/15/32	5,800	4,921,300
Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Refunding Bonds (William Beaumont Hospital), 8.25%, 9/01/39	3,510	3,905,788

		30,863,692

Minnesota — 1.2%
Dakota County, Minnesota, Community Development Agency, S/F Mortgage Revenue Bonds (Mortgage- Backed Securities Program), Series B, 5.15%, 12/01/38 (m)(n)(o)	173	172,111
Minneapolis, Minnesota, Health Care System, Revenue Refunding Bonds (Fairview Health Services), Series B, 6.50%, 11/15/38 (b)	4,265	4,624,369

		4,796,480

Nebraska — 0.6%
Washington County, Nebraska, Wastewater Facilities Revenue Bonds (Cargill Inc. Project), AMT, 5.90%, 11/01/27	2,300	2,244,409

See Notes to Financial Statements.

16	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Nevada — 10.4%
Carson City, Nevada, Hospital Revenue Bonds (Carson-Tahoe Hospital Project), Series A, 5.50%, 9/01/33 (j)	$4,100	$2,957,166
Clark County, Nevada, Airport System Subordinate Lien Revenue Bonds, Series A-2 (a)(g):
5%, 7/01/30	2,000	1,890,020
5%, 7/01/36	19,100	17,608,290
Clark County, Nevada, IDR (Southwest Gas Corporation Project), AMT (g):
Series A, 4.75%, 9/01/36	45	29,572
Series D, 5.25%, 3/01/38 (a)	12,000	8,612,640
Clark County, Nevada, Water Reclamation District, GO, Series B, 5.75%, 7/01/34	2,425	2,570,403
Las Vegas, Nevada, Limited Tax, GO (Performing Arts Center):
6%, 4/01/34	1,150	1,183,707
6%, 4/01/39	5,000	5,151,500
Las Vegas Valley Water District, Nevada, GO, Refunding, Series A, 5%, 6/01/24 (a)(g)	2,050	2,071,341

		42,074,639

New Hampshire — 1.1%
New Hampshire State Business Finance Authority, PCR, Refunding (Public Service Company), AMT, Series D, 6%, 5/01/21 (a)	4,600	4,458,688

New Jersey — 7.9%
New Jersey EDA, Cigarette Tax Revenue Bonds (j):
5.75%, 6/15/29	710	524,314
5.50%, 6/15/31	1,285	899,346
New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A, 5.25%, 7/01/31 (a)	20,065	20,037,310
New Jersey EDA, School Facilities Construction Revenue Bonds, Series O:
5.125%, 3/01/28	2,660	2,697,958
5.125%, 3/01/30	7,500	7,569,075

		31,728,003

New York — 6.6%
Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series A, 5%, 11/15/32 (a)(g)	8,990	8,688,026
New York City, New York, City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Series A, 5.75%, 6/15/40	3,500	3,757,845
New York City, New York, GO, Series B, 5.875%, 8/01/10 (a)(h)	10,000	10,764,400
Tobacco Settlement Financing Corporation of New York Revenue Bonds, Series A-1, 5.25%, 6/01/22 (c)	3,570	3,605,200

		26,815,471

Oklahoma — 0.2%
Tulsa, Oklahoma, Airports Improvement Trust, General Revenue Bonds (Tulsa International Airport), AMT, Series B, 6.125%, 6/01/26 (a)(g)	680	680,823

Municipal Bonds	Par (000)	Value

Pennsylvania — 1.0%
Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT:
Series 73A, 5.45%, 10/01/32	$2,120	$2,049,192
Series 99A, 5.25%, 10/01/32	2,000	1,881,880

		3,931,072

Puerto Rico — 0.6%
Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series VV, 5.25%, 7/01/30 (a)(g)	2,400	2,229,024

South Carolina — 2.9%
Berkeley County, South Carolina, School District, Installment Lease Revenue Bonds (Securing Assets for Education Project), 5.125%, 12/01/30	3,750	3,684,937
Kershaw County, South Carolina, Public Schools Foundation, Installment Power Revenue Refunding Bonds, 5%, 12/01/29 (k)	3,000	2,928,270
South Carolina State Public Service Authority, Revenue Refunding Bonds, Series A, 5.50%, 1/01/38	4,700	4,933,261

		11,546,468

Tennessee — 1.4%
Memphis-Shelby County, Tennessee, Airport Authority, Airport Revenue Bonds, AMT, Series D, 6.25%, 3/01/18 (c)	2,500	2,542,000
Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series A, 5.25%, 9/01/26	4,035	3,259,998

		5,801,998

Texas — 16.6%
Bell County, Texas, Health Facilities Development Revenue Bonds (Lutheran General Health Care System), 6.50%, 7/01/19 (p)	1,000	1,250,770
Dallas-Fort Worth, Texas, International Airport, Joint Revenue Bonds, AMT, Series B, 6%, 11/01/23 (a)	800	801,408
Dallas-Fort Worth, Texas, International Airport Revenue Refunding and Improvement Bonds, AMT, Series A (a)(g):
5.875%, 11/01/17	1,835	1,866,599
5.875%, 11/01/18	2,145	2,172,906
5.875%, 11/01/19	2,385	2,413,525
Gregg County, Texas, Health Facilities Development Corporation, Hospital Revenue Bonds (Good Shepherd Medical Center Project) (h)(j):
6.375%, 10/01/10	2,600	2,789,748
6.875%, 10/01/10	3,000	3,239,610
Harris County-Houston Sports Authority, Texas, Revenue Refunding Bonds, Senior Lien, Series G, 5.75%, 11/15/20 (a)	3,900	3,786,042
Houston, Texas, Combined Utility System, First Lien Revenue Refunding Bonds, Series A, 6%, 11/15/35 (b)	2,850	3,033,397
Lewisville, Texas, Independent School District, Capital Appreciation and School Building, GO, Refunding, 4.671%, 8/15/24 (a)(f)(g)	6,150	2,702,187
Lone Star College System, Texas, GO, 5%, 8/15/33	4,800	4,810,272
Mansfield, Texas, Independent School District, GO, 5%, 2/15/33	2,300	2,344,413
North Harris County, Texas, Regional Water Authority, Senior Lien Revenue Bonds, 5.125%, 12/15/35 (a)	7,150	6,982,047

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	17

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Texas (concluded)
North Texas Tollway Authority, System Revenue Refunding Bonds, First Tier:
5.75%, 1/01/40 (a)	$12,300	$12,340,467
Series A, 6%, 1/01/25	450	472,905
Texas State Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier, Series A (c):
5.75%, 8/15/38	7,200	7,118,856
5%, 8/15/42	10,000	8,785,600

		66,910,752

Utah — 4.4%
Salt Lake City, Utah, Hospital Revenue Refunding Bonds (IHC Hospitals Inc.), 6.30%, 2/15/15 (a)(p)	15,000	17,585,250

Vermont — 0.5%
Vermont HFA, Revenue Refunding Bonds, AMT, Series C, 5.50%, 11/01/38 (e)	1,975	1,907,969

Virginia — 0.1%
Fairfax County, Virginia, IDA, Health Care Revenue Refunding Bonds (Inova Health System Project), Series A, 5.50%, 5/15/35	450	455,179

Washington — 2.0%
King County, Washington, Sewer, GO, 5%, 1/01/35 (a)(g)	100	100,091
Port of Tacoma, Washington, Revenue Refunding Bonds, Series A, 5.25%, 12/01/14 (c)(h)	2,400	2,807,640
Tacoma, Washington, Regional Water Supply System, Water Revenue Bonds, 5%, 12/01/32 (a)	5,100	5,113,056

		8,020,787

Total Municipal Bonds — 125.6%		507,041,401

Municipal Bonds Transferred to Tender Option Bond Trusts (q)

California — 8.2%
Anaheim, California, Public Financing Authority, Electric System Distribution Facilities Revenue Bonds, Series A, 5%, 10/01/31 (e)	1,244	1,224,518
Golden State Tobacco Securitization Corporation of California, Tobacco Settlement Revenue Bonds, Series B, 5.625%, 6/01/38 (k)(h)	14,160	15,942,319
San Diego County, California, Water Authority, Water Revenue Refunding Bonds, COP, Series A:
5%, 5/01/32 (a)	9,003	9,009,626
5%, 5/01/33 (e)	5,170	5,084,850
Tamalpais, California, Union High School District, GO (Election of 2001), 5%, 8/01/28 (e)	1,950	1,905,287

		33,166,600

Municipal Bonds Transferred to Tender Option Bond Trusts (q)	Par (000)	Value

Florida — 3.9%
Jacksonville Electric Authority, Florida, Electric System Revenue Refunding Bonds, Series A, 5.63%, 10/01/32	$4,310	$4,460,979
Miami-Dade County, Florida, School Board COP, Series B, 5.25%, 5/01/27 (b)	11,350	11,290,526

		15,751,505

Georgia — 3.7%
Atlanta, Georgia, Airport Passenger Facility Charge and Subordinate Lien General Revenue Refunding Bonds, Series C, 5%, 1/01/33 (e)	10,000	9,903,400
Augusta, Georgia, Water and Sewer Revenue Bonds, 5.25%, 10/01/34 (e)	5,000	5,079,800

		14,983,200

Illinois — 4.5%
Chicago, Illinois, Water Revenue Refunding Bonds, Second Lien, 5.25%, 11/01/33 (e)	14,429	14,590,067
Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Refunding Bonds (McCormick Place Expansion Project), Series B, 5.75%, 6/15/23 (a)	3,499	3,684,146

		18,274,213

Massachusetts — 4.2%
Massachusetts State School Building Authority, Dedicated Sales Tax Revenue Bonds, Series A, 5%, 8/15/30 (e)	16,500	16,810,272

New Hampshire — 2.5%
New Hampshire Health and Education Facilities Authority Revenue Bonds (Dartmouth-Hitchcock Obligation Group), 5.5%, 8/01/27 (e)	10,000	10,081,900

New Jersey — 2.3%
New Jersey EDA, Cigarette Tax Revenue Bonds (b):
5.50%, 6/15/24	7,150	7,062,842
5.50%, 6/15/31	2,400	2,339,904

		9,402,746

New York — 3.4%
Erie County, New York, IDA, School Facility Revenue Bonds (City of Buffalo Project), Series A, 5.75%, 5/01/28 (e)	2,007	2,065,860
New York State Dormitory Authority, State Personal Income Tax Revenue Bonds (Education), Series B, 5.75%, 3/15/36	1,545	1,668,090
New York State Thruway Authority, General Revenue Refunding Bonds, Series G, 5%, 1/01/32 (e)	10,000	10,015,100

		13,749,050

Texas — 2.7%
Clear Creek, Texas, Independent School District, GO, Refunding, 5%, 2/15/33	5,900	6,070,894
Cypress-Fairbanks, Texas, Independent School District, GO, 5%, 02/15/32	4,750	4,847,945

		10,918,839

Virginia — 0.8%
Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series H, Sub-Series H-1, 5.35%, 7/01/31 (a)	3,195	3,211,614

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (q)	Par (000)	Value

Washington — 0.6%
Central Puget Sound Regional Transportation Authority, Washington, Sales and Use Tax Revenue Bonds, Series A, 5%, 11/01/32 (e)	$2,504	$2,526,941

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.8%		148,876,880

Total Long-Term Investments (Cost — $679,347,089) — 162.4%		655,918,281

Short-Term Securities	Shares

Money Market Fund — 2.7%
FFI Institutional Tax-Exempt Fund, 0.72% (r)(s)	10,909,154	10,909,154

Total Short-Term Securities (Cost — $10,909,154) — 2.7%		10,909,154

Total Investments (Cost — $690,256,243*) — 165.1%		666,827,435
Other Assets Less Liabilities — 1.4%		5,610,700
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (19.0)%		(76,607,433)
Preferred Shares, at Redemption Value — (47.5)%		(192,034,629)

Net Assets Applicable to Common Shares — 100.0%		$403,796,073

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$613,911,222

Gross unrealized appreciation	$13,815,767
Gross unrealized depreciation	(37,231,140)

Net unrealized depreciation	$(23,415,373)

(a)	NPFGC Insured.

(b)	Assured Guaranty Insured.

(c)	AMBAC Insured.

(d)	Represents a step up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(e)	FSA Insured.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	FGIC Insured.

(h)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(i)	XL Capital Insured.

(j)	Radian Insured.

(k)	CIFG Insured.

(l)	BHAC Insured.

(m)	FNMA Collateralized.

(n)	FHLMC Collateralized.

(o)	GNMA Collateralized.

(p)	Security is collateralized by Municipal or U.S. Treasury Obligations.

(q)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(r)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

FFI Institutional Tax-Exempt Fund	(3,155,502)	$225,371

(s)	Represents the current yield as of report date.

•

Effective November 1,2008,the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1	$10,909,154
Level 2	655,918,281
Level 3	—

Total	$666,827,435

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	19

Schedule of Investments April 30, 2009	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.5%
Jefferson County, Alabama, Limited Obligation School Warrants, Series A, 4.75%, 1/01/25	$2,000	$1,203,400

Arizona — 1.3%
Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, 5%, 12/01/37	5,000	3,368,700

California — 21.5%
Alameda Corridor Transportation Authority, California, CABS, Subordinate Lien, Series A, 5.348%, 10/01/25 (a)(b)	7,150	5,225,578
Antelope Valley, California, Community College District, GO (Election of 2004), Series B, 5.25%, 8/01/39 (c)	550	546,651
Arcadia, California, Unified School District, GO (Election of 2006), CABS, Series A, 4.961%, 8/01/39 (d)(e)	1,400	196,728
Cabrillo, California, Community College District, GO (Election of 2004), Series B (c)(e):
5.188%, 8/01/37	2,100	340,410
4.870%, 8/01/38	4,800	728,112
California Health Facilities Financing Authority Revenue Bonds (Kaiser Permanente), Series A, 5.50%, 6/01/22 (d)(f)	5,000	5,063,600
California State, GO, Refunding, 5.125%, 6/01/27	20	19,709
California State University, Systemwide Revenue Bonds, Series A, 5%, 11/01/35 (c)(g)	1,200	1,150,704
Coast Community College District, California, CABS, (Election of 2002), Series C, 5.448%, 8/01/13 (b)(d)	1,800	1,460,268
East Side Union High School District, California, Santa Clara County, Capital Appreciation, GO (Election of 2002), Series E, 5.151%, 8/01/29 (e)(h)	15,000	4,199,400
El Monte, California, Unified School District, GO (Election of 2002), Series C, 5.25%, 6/01/28 (d)	4,000	4,089,720
Fairfield-Suisun, California, Unified School District, GO (Election of 2002), 5.50%, 8/01/28 (c)	2,770	2,838,197
Fresno, California, Unified School District, GO (Election of 2001), Series E, 5%, 8/01/30 (d)	800	792,704
John Swett Unified School District, California, GO, Series A, 5.50%, 8/01/26 (d)	2,815	2,907,698
Los Angeles, California, Community College District, GO, Refunding (Election of 2008), Series A, 6%, 8/01/33	1,700	1,816,620
Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Series B-1 (c)(g):
5%, 10/01/29	2,600	2,632,760
5%, 10/01/36	1,475	1,478,422
Monterey Peninsula Community College District, California, GO, CABS, Series C, 5.081%, 8/01/28 (d)(e)	11,975	3,697,521
Orange County, California, Sanitation District, COP, 5%, 2/01/33 (c)(g)	2,300	2,277,736
Palm Springs, California, Financing Authority, Lease Revenue Refunding Bonds (Convention Center Project), Series A, 5.50%, 11/01/29 (c)	2,900	2,851,019

Municipal Bonds	Par (000)	Value

California (concluded)
Port of Oakland, California, Revenue Bonds, AMT, Series K, 5.75%, 11/01/29 (c)(g)	$2,000	$1,798,040
Poway, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Paguay Redevelopment Project), 5.125%, 6/15/33 (a)	1,250	1,030,163
Sacramento, California, Municipal Utility District, Electric Revenue Bonds, Series N, 5%, 8/15/28 (c)	4,400	4,340,732
Sacramento, California, Unified School District, GO (Election of 2002), 5%, 7/01/30 (c)	1,600	1,579,312
San Diego, California, Community College District, GO (Election of 2002), 5.25%, 8/01/33	350	353,287
Ventura County, California, Community College District, GO (Election of 2002), Series B, 5%, 8/01/30 (c)	2,025	2,006,532

		55,421,623

Colorado — 1.0%
Colorado Health Facilities Authority Revenue Bonds (Covenant Retirement Communities Inc.), Series A (i):
5.50%, 12/01/27	1,200	906,516
5.50%, 12/01/33	675	470,617
E-470 Public Highway Authority, Colorado, CABS, Series B, 5.62%, 9/01/32 (c)(e)	7,500	1,087,875

		2,465,008

District of Columbia — 0.4%
District of Columbia, Income Tax Revenue Bonds, Series A, 5.50%, 12/01/30	850	900,345

Florida — 9.2%
Broward County, Florida, School Board, COP, Series A, 5.25%, 7/01/33 (d)	1,400	1,369,886
Duval County, Florida, School Board, COP (Master Lease Program), 5%, 7/01/33 (d)	2,000	1,890,000
Hillsborough County, Florida, Aviation Authority Revenue Bonds, AMT, Series A, 5.375%, 10/01/33 (j)	3,250	3,030,527
Miami, Florida, Special Obligation Revenue Bonds (Street and Sidewalk Improvement Program), 5%, 1/01/37 (c)	730	670,614
Miami-Dade County, Florida, Aviation Revenue Refunding Bonds (Miami International Airport), AMT, 5%, 10/01/40 (h)(j)	12,550	10,821,990
Miami-Dade County, Florida, School Board, COP, Refunding, Series B, 5.25%, 5/01/31 (j)	1,625	1,622,887
Orange County, Florida, Sales Tax Revenue Refunding Bonds, Series B, 5.125%, 1/01/32 (c)(g)	1,575	1,516,646
Orange County, Florida, School Board, COP, Series A, 5.50%, 8/01/34 (j)	2,850	2,867,043

		23,789,593

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Georgia — 5.4%
Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A, 5.875%, 1/01/17 (c)(g)	$5,000	$5,115,200
Atlanta, Georgia, Water and Wastewater Revenue Bonds:
5%, 11/01/34 (d)	2,100	2,076,123
Series A, 5%, 11/01/33 (c)	800	709,208
Series A, 5%, 11/01/39 (c)	4,610	4,002,817
Augusta, Georgia, Water and Sewer Revenue Bonds, 5.25%, 10/01/39 (d)	1,880	1,905,549

		13,808,897

Illinois — 16.5%
Chicago, Illinois, O’Hare International Airport, General Airport Revenue Bonds, Third Lien, AMT, Series B-2:
5.75%, 1/01/23 (d)	5,200	5,275,920
6%, 1/01/29 (h)	2,200	2,155,054
Chicago, Illinois, O’Hare International Airport, General Airport Revenue Refunding Bonds, Third Lien, AMT, Series A, 5.50%, 1/01/22 (c)	9,400	9,132,194
Cook County, Illinois, Capital Improvement, GO, Series C, 5.50%, 11/15/12 (a)(k)	2,460	2,808,680
Illinois Sports Facilities Authority, State Tax Supported CABS, 5.391%, 6/15/30 (a)(b)	21,675	19,736,171
Illinois State Toll Highway Authority Revenue Bonds, Series B, 5.50%, 1/01/33	3,500	3,626,630

		42,734,649

Indiana — 0.1%
Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series B, 5.75%, 1/01/34	350	351,816

Kentucky — 0.8%
Kentucky State Property and Buildings Commission, Revenue Refunding Bonds (Project Number 93), 5.25%, 2/01/29 (j)	2,000	2,061,420

Louisiana — 5.1%
East Baton Rouge, Louisiana, Sewage Commission Revenue Refunding Bonds Series B, 5.25%, 2/01/39	200	194,326
Jefferson Parish, Louisiana, Home Mortgage Authority, S/F Mortgage Revenue Bonds, AMT, Series B-1, 6.65%, 12/01/33 (c)(l)(m)	1,355	1,425,514
Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds (Capital Projects and Equipment Acquisition Program), Series A, 6.30%, 7/01/30 (a)	2,300	2,076,532
Louisiana Public Facilities Authority, Revenue Refunding Bonds (CHRISTUS Health), Series B, 6.50%, 7/01/30 (j)	1,300	1,403,441
Louisiana State Gas and Fuels Tax Revenue Bonds, Series A (d):
5%, 5/01/36	4,600	4,610,764
4.75%, 5/01/39	1,430	1,368,324
Louisiana State Transportation Authority, Senior Lien Toll Revenue CABS, Series B, 5.31%, 12/01/27 (a)(e)	3,185	1,000,186
Rapides Financing Authority, Louisiana, Revenue Bonds (Cleco Power LLC Project), AMT, 4.70%, 11/01/36 (a)	1,750	1,178,415

		13,257,502

Municipal Bonds	Par (000)	Value

Maryland — 0.4%
Maryland State Community Development Administration, Department of Housing and Community Development, Residential Revenue Refunding Bonds, AMT, Series A, 5.75%, 9/01/39	$1,130	$1,137,707

Massachusetts — 9.1%
Massachusetts State, HFA, Rental Housing Mortgage Revenue Bonds, AMT, Series F, 5.25%, 1/01/46 (d)	20,000	18,194,600
Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT, Series 128, 4.80%, 12/01/27 (d)	1,500	1,365,960
Massachusetts State Port Authority, Special Facilities Revenue Bonds (Delta Air Lines Inc. Project), AMT, Series A (a):
5.50%, 1/01/16	2,900	2,262,522
5.50%, 1/01/19	2,570	1,617,635

		23,440,717

Michigan — 4.0%
Detroit, Michigan, Sewage Disposal System, Second Lien Revenue Bonds, Series B, 5%, 7/01/36 (c)(g)	3,000	2,509,050
Detroit, Michigan, Sewage Disposal System, Second Lien Revenue Refunding Bonds, Series E, 5.75%, 7/01/31 (g)(n)	2,200	2,254,934
Detroit, Michigan, Water Supply System Revenue Bonds, Second Lien, Series B (d):
6.25%, 7/01/36	350	365,218
7%, 7/01/36	200	220,974
Michigan Higher Education Student Loan Authority, Student Loan Revenue Refunding Bonds, AMT, Series XVII-G, 5.20%, 9/01/20 (a)	1,000	855,030
Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds (Detroit Edison Company Pollution Control Project), AMT (h):
Series A, 5.50%, 6/01/30	1,000	870,530
Series C, 5.45%, 12/15/32	3,900	3,309,150

		10,384,886

Minnesota — 1.3%
Dakota County, Minnesota, Community Development Agency, S/F Mortgage Revenue Bonds (Mortgage- Backed Securities Program), Series B, 5.15%, 12/01/38 (l)(m)(o)	111	110,643
Minneapolis, Minnesota, Health Care System, Revenue Refunding Bonds (Fairview Health Services), Series B, 6.50%, 11/15/38 (j)	2,900	3,144,354

		3,254,997
Missouri — 2.2%
Saint Louis County, Missouri, Pattonville R-3 School District, GO (Missouri Direct Deposit Program) (g)(k):
5.75%, 3/01/10	4,000	4,214,240
6%, 3/01/10	1,500	1,583,460

		5,797,700

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	21

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Nevada — 4.8%
Carson City, Nevada, Hospital Revenue Bonds (Carson-Tahoe Hospital Project), Series A, 5.50%, 9/01/33 (i)	$2,800	$2,019,528
Clark County, Nevada, Airport System Subordinate Lien Revenue Bonds, Series A-2 (c)(g):
5%, 7/01/30	1,500	1,417,515
5%, 7/01/36	2,700	2,489,130
Clark County, Nevada, IDR (Southwest Gas Corporation Project), AMT, Series A, 4.75%, 9/01/36 (g)	40	26,286
Clark County, Nevada, Water Reclamation District, GO, Series B, 5.75%, 7/01/34	1,575	1,669,437
Las Vegas, Nevada, Limited Tax, GO (Performing Arts Center), 6%, 4/01/39	3,300	3,399,990
Las Vegas Valley Water District, Nevada, GO, Refunding, Series A, 5%, 6/01/24 (c)(g)	1,350	1,364,053

		12,385,939

New Jersey — 6.4%
New Jersey EDA, Cigarette Tax Revenue Bonds (i):
5.75%, 6/15/29	870	642,469
5.50%, 6/15/31	400	279,952
New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A, 5.25%, 7/01/33 (c)	8,200	8,177,122
New Jersey EDA, School Facilities Construction Revenue Bonds:
Series O, 5.125%, 3/01/28	3,380	3,428,233
Series P, 5.125%, 9/01/28	4,000	4,054,760

		16,582,536

New Mexico — 2.6%
New Mexico State Highway Commission, Tax Revenue Bonds, Senior Sub-Lien, Series A, 6%, 6/15/2010 (d)(k)	6,295	6,674,211

New York — 5.6%
Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series A, 5%, 11/15/32 (c)(g)	1,800	1,739,538
New York City, New York, City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Series A, 5.75%, 6/15/40	1,050	1,127,353
New York State Dormitory Authority, Revenue Refunding Bonds (State University Educational Facilities), 5.75%, 5/15/10 (g)(k)	5,000	5,321,850
Tobacco Settlement Financing Corporation of New York Revenue Bonds, Series A-1, 5.25%, 6/01/22 (a)	6,115	6,175,294

		14,364,035

Municipal Bonds	Par (000)	Value

Ohio — 2.7%
Plain, Ohio, Local School District, GO, Refunding (g):
6%, 6/01/11 (k)	$5,120	$5,642,240
6%, 12/01/20 (c)	1,170	1,244,833

		6,887,073

Pennsylvania — 1.0%
Delaware River Port Authority of Pennsylvania and New Jersey Revenue Bonds, 6%, 1/01/17 (d)	5	5,143
Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series 99A, 5.25%, 10/01/32	1,340	1,260,860
Philadelphia, Pennsylvania, School District, GO, Series E, 6%, 9/01/38	1,300	1,374,074

		2,640,077

Puerto Rico — 0.6%
Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series VV, 5.25%, 7/01/30 (c)(g)	1,600	1,486,016

South Carolina — 4.1%
Berkeley County, South Carolina, School District, Installment Lease Revenue Bonds (Securing Assets for Education Project), 5.125%, 12/01/30	2,450	2,407,493
Kershaw County, South Carolina, Public Schools Foundation, Installment Power Revenue Refunding Bonds, 5%, 12/01/29 (p)	1,875	1,830,169
Scago Educational Facilities Corporation for Pickens County School District, South Carolina, Revenue Bonds, 5%, 12/01/31 (d)	3,000	2,897,460
South Carolina State Public Service Authority, Revenue Refunding Bonds, Series A, 5.50%, 1/01/38	1,125	1,180,834
South Carolina Transportation Infrastructure Bank Revenue Bonds, Series A, 5%, 10/01/33 (a)	2,250	2,237,355

		10,553,311

Tennessee — 1.6%
Tennessee Energy Acquisition Corporation, Gas Revenue Bonds:
Series A, 5.25%, 9/01/26	3,920	3,167,086
Series C, 5%, 2/01/27	1,400	1,083,432

		4,250,518

Texas — 13.6%
Corpus Christi, Texas, Utility System Revenue Refunding Bonds, Series A, 6%, 7/15/10 (d)(k)	2,000	2,129,720
Dallas-Fort Worth, Texas, International Airport Revenue Bonds, AMT, Series A, 5.50%, 11/01/33 (c)	5,000	4,742,550
Dallas-Fort Worth, Texas, International Airport, Joint Revenue Bonds, AMT, Series B, 6%, 11/01/23 (c)	600	601,056
Lewisville, Texas, Independent School District, Capital Appreciation and School Building, GO, Refunding, 4.671%, 8/15/24 (c)(e)(g)	3,915	1,720,173
Lone Star College System, Texas, GO, 5%, 8/15/33	3,000	3,006,420
Mansfield, Texas, Independent School District, GO, 5%, 2/15/33	1,065	1,085,565
Matagorda County, Texas, Navigation District Number 1, PCR, Refunding (Central Power and Light Company Project), AMT, 5.20%, 5/01/30 (c)	1,800	1,408,302
North Harris County, Texas, Regional Water Authority, Senior Lien Revenue Bonds, 5.125%, 12/15/35 (c)	4,825	4,711,661

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2009

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Texas (concluded)
North Texas Tollway Authority, System Revenue Refunding Bonds, First Tier:
5.75%, 1/01/40 (c)	$3,600	$3,611,844
Series A, 6%, 1/01/25	525	551,723
Series K-1, 5.75%, 1/01/38 (j)	3,400	3,553,578
Texas State Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier, Series A (a):
5.75%, 8/15/38	4,800	4,745,904
5.50%, 8/15/39	3,500	3,342,045

		35,210,541

Vermont — 1.9%
Vermont HFA, Revenue Refunding Bonds, AMT, Series C, 5.50%, 11/01/38 (d)	2,670	2,579,380
Vermont HFA, S/F Housing Revenue Bonds, AMT, Series 27, 4.85%, 11/01/32 (d)	2,670	2,350,161

		4,929,541

Virginia — 0.1%
Fairfax County, Virginia, IDA, Health Care Revenue Refunding Bonds (Inova Health System Project), Series A, 5.50%, 5/15/35	300	303,453

Washington — 4.1%
Port of Seattle, Washington, Revenue Bonds, AMT, Series B, 6%, 2/01/16 (c)	7,470	7,583,544
Port of Tacoma, Washington, GO, AMT, Series B, 4.875%, 12/01/38 (j)	1,375	1,161,628
Port of Tacoma, Washington, Revenue Refunding Bonds, Series A, 5.25%, 12/01/14 (a)(k)	1,600	1,871,760

		10,616,932

Total Municipal Bonds — 127.9%		330,263,143

Municipal Bonds Transferred to Tender Option Bond Trusts (q)

California — 3.1%
Anaheim, California, Public Financing Authority, Electric System Distribution Facilities Revenue Bonds, Series A, 5%, 10/01/31 (d)	3,808	3,747,319
San Diego County, California, Water Authority, Water Revenue Refunding Bonds, COP, Series A, 5%, 5/01/33 (d)	3,030	2,980,096
Tamalpais, California, Union High School District, GO (Election of 2001), 5%, 8/01/28 (d)	1,320	1,289,732

		8,017,147

Municipal Bonds Transferred to Tender Option Bond Trusts (q)	Par (000)	Value

District of Columbia — 0.7%
District of Columbia, Water and Sewer Authority, Public Utility Revenue Refunding Bonds, 6%, 10/01/35	$1,580	$1,705,110

Georgia — 7.7%
Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series B, 5.25%, 1/01/33 (d)	4,999	5,032,230
Atlanta, Georgia, Airport Passenger Facility Charge and Subordinate Lien General Revenue Refunding Bonds, Series C, 5%, 1/01/33 (d)	15,000	14,855,100

		19,887,330

Illinois — 10.0%
Chicago, Illinois, Water Revenue Refunding Bonds, Second Lien, 5.25%, 11/01/33 (d)	2,549	2,577,692
Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Bonds (McCormick Place Expansion), Series A, 5%, 12/15/28 (c)	3,500	3,517,920
Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Refunding Bonds (McCormick Place Expansion Project), Series B, 5.75%, 6/15/23 (c)	7,250	7,633,960
Illinois Regional Transportation Authority Revenue Bonds, 6.50%, 7/01/26 (c)	10,000	12,064,630

		25,794,202

Massachusetts — 2.8%
Massachusetts State School Building Authority, Dedicated Sales Tax Revenue Bonds, Series A, 5%, 8/15/30 (d)	7,195	7,330,201

New Jersey — 2.4%
New Jersey EDA, Cigarette Tax Revenue Bonds (j)
5.50%, 6/15/24	4,600	4,528,672
5.50%, 6/15/31	1,600	1,575,190

		6,103,862

New York — 0.4%
New York State Dormitory Authority, State Personal Income Tax Revenue Bonds (Education), Series B, 5.75%, 3/15/36	1,005	1,085,068

South Carolina — 2.3%
Charleston Educational Excellence Financing Corporation, South Carolina, Revenue Bonds (Charleston County School District) (j):
5.25%, 12/01/28	2,725	2,745,982
5.25%, 12/01/29	2,425	2,431,572
5.25%, 12/01/30	880	876,577

		6,054,131

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	23

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (q)	Par (000)	Value

Texas — 2.8%
Clear Creek, Texas, Independent School District, GO, Refunding, 5%, 2/15/33	$1,900	$1,955,033
Cypress-Fairbanks, Texas, Independent School District, GO, 5%, 02/15/32	5,250	5,358,255

		7,313,288

Virginia — 0.8%
Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series H, Sub-Series H-1, 5.35%, 7/01/31 (c)	1,995	2,005,374

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.0%		85,295,713

Total Long-Term Investments (Cost — $435,103,355) — 160.9%		415,558,856

Short-Term Securities

Oklahoma — 1.1%
Oklahoma State Development Finance Authority, Revenue Refunding Bonds (Integris Health Obligated Group), VRDN, Series A3, 0.60%, 5/07/09 (j)(r)	2,800	2,800,000

Pennsylvania — 1.9%
Philadelphia, Pennsylvania, GO, Refunding, VRDN, Series B, 3.50%, 5/07/09 (d)(r)	5,000	5,000,000

	Shares

Money Market Fund — 0.4%
FFI Institutional Tax-Exempt Fund, 0.72% (s)(t)	900,863	900,863

Total Short-Term Securities (Cost — $8,700,863) — 3.4%		8,700,863

Total Investments (Cost — $443,804,218*) — 164.3%		424,259,719
Other Assets Less Liabilities — 2.7%		7,031,491
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (17.3)%		(44,751,004)
Preferred Shares, at Redemption Value — (49.7)%		(128,277,658)

Net Assets Applicable to Common Shares — 100.0%		$258,262,548

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$400,352,506

Gross unrealized appreciation	$11,536,370
Gross unrealized depreciation	(32,185,207)

Net unrealized depreciation	$(20,648,837)

(a)	AMBAC Insured.

(b)	Represents a step up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(c)	NPFGC Insured.

(d)	FSA Insured.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Security is collateralized by Municipal or US Treasury Obligations.

(g)	FGIC Insured.

(h)	XL Capital Insured.

(i)	Radian Insured.

(j)	Assured Guaranty Insured.

(k)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(l)	GNMA Collateralized.

(m)	FNMA Collateralized.

(n)	BHAC Insured.

(o)	FHLMC Collateralized.

(p)	CIFG Insured.

(q)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(r)

Security may have a maturity of more than one year at the time of issuance, but has variable rate and demand features that qualify it as a short-term security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(s)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

FFI Institutional Tax-Exempt Fund	(6,070,187)	$156,296

(t)	Represents the current yield as of report date.

•

Effective November 1,2008,the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1	$900,863
Level 2	423,358,856
Level 3	—

Total	$424,259,719

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2009

Statements of Assets and Liabilities

April 30, 2009	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Assets

Investments at value — unaffiliated[1]	$849,732,581	$655,918,281	$423,358,856
Investments at value — affiliated[2]	2,105,032	10,909,154	900,863
Cash	4,839,185	72,347	43,607
Investments sold receivable	5,332,505	2,941,909	3,846,136
Interest receivable	15,384,596	10,103,410	6,577,689
Income receivable — affiliated	296	173	—
Prepaid expenses	61,769	45,580	31,813
Other assets	39,248	28,576	—

Total assets	877,495,212	680,019,430	434,758,964

Accrued Liabilities

Investments purchased payable	8,597,526	5,408,673	2,079,619
Income dividends payable — Common Shares	2,905,083	1,734,240	1,118,347
Investment advisory fees payable	348,163	270,856	175,364
Interest expense and fees payable	176,039	275,847	194,954
Officer’s and Directors’ fees payable	40,908	29,817	652
Other affiliates payable	4,876	4,052	2,344
Other accrued expenses payable	148,560	133,657	91,428

Total accrued liabilities	12,221,155	7,857,142	3,662,708

Other Liabilities

Trust certificates[3]	70,137,076	76,331,586	44,556,050

Total Liabilities	82,358,231	84,188,728	48,218,758

Preferred Shares at Redemption Value

$25,000 per share at liquidation preference, plus unpaid dividends[4]	271,547,261	192,034,629	128,277,658

Net Assets Applicable to Common Shareholders	$523,589,720	$403,796,073	$258,262,548

Net Assets Applicable to Common Shareholders Consist of

Paid-in capital	$622,897,949	$426,282,532	$287,766,740
Undistributed net investment income	4,628,987	3,770,892	2,756,513
Accumulated net realized loss	(15,761,635)	(2,828,543)	(12,716,206)
Net unrealized appreciation/depreciation	(88,175,581)	(23,428,808)	(19,544,499)

Net Assets Applicable to Common Shareholders	$523,589,720	$403,796,073	$258,262,548

Net asset value per Common Share[5]	$11.53	$13.27	$11.55

[1] Investments at cost — unaffiliated	$937,908,162	$679,347,089	$442,903,355

[2] Investments at cost — affiliated	$2,105,032	$10,909,154	$900,863

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares outstanding:
Par value $0.05 per share	10,860	7,680	4,809

Par value $0.10 per share	—	—	321

[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value	45,391,929	30,425,258	22,366,930

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	25

Statements of Operations

	BlackRock MuniYield Fund, Inc. (MYD)		BlackRock MuniYield Quality Fund, Inc. (MQY)		BlackRock MuniYield Quality Fund II, Inc. (MQT)

	Period November 1, 2008 to April 30, 2009	Year Ended October 31, 2008	Period November 1, 2008 to April 30, 2009	Year Ended October 31, 2008	Period November 1, 2008 to April 30, 2009	Year Ended October 31, 2008

Investment Income

Interest	$24,935,459	$54,499,895	$16,263,005	$36,606,404	$10,770,968	$24,016,074
Income — affiliated	238,927	323,839	227,061	316,424	156,296	258,553

Total income	25,174,386	54,823,734	16,490,066	36,922,828	10,927,264	24,274,627

Expenses

Investment advisory	2,022,266	4,800,850	1,565,972	3,500,327	1,010,781	2,270,129
Commissions for Preferred Shares	241,593	801,863	170,127	583,072	117,605	376,946
Accounting services	110,656	260,941	93,183	177,895	51,706	138,062
Professional	86,635	230,923	85,813	181,662	75,534	136,702
Officer and Directors	36,255	56,554	26,634	39,896	17,081	29,273
Transfer agent	36,051	57,599	31,960	69,148	24,882	42,019
Printing	23,633	39,129	20,676	23,300	13,341	17,138
Custodian	13,528	45,960	15,330	36,504	9,698	26,139
Registration	5,398	15,516	3,458	9,973	3,055	8,811
Miscellaneous	64,165	130,054	66,441	112,688	53,262	84,629

Total expenses excluding interest expense and fees	2,640,180	6,439,389	2,079,594	4,734,465	1,376,945	3,129,848
Interest expense and fees[1]	364,108	1,955,374	540,912	2,769,072	397,825	1,867,535

Total expenses	3,004,288	8,394,763	2,620,506	7,503,537	1,774,770	4,997,383
Less fees waived by advisor	(15,095)	(27,274)	(17,403)	(26,832)	(5,296)	(20,677)
Less fees paid indirectly	—	—	—	(321)	—	—

Total expenses after fees waived and paid indirectly	2,989,193	8,367,489	2,603,103	7,476,384	1,769,474	4,976,706

Net investment income	22,185,193	46,456,245	13,886,963	29,446,444	9,157,790	19,297,921

Realized and Unrealized Gain (Loss)

Realized gain (loss) from:
Investments	(3,920,385)	(2,918,788)	(794,982)	(728,016)	(3,531,158)	230,594
Futures and forward interest rate swaps	—	(3,382,607)	—	(581,500)	(716,133)	(1,388,073)

	(3,920,385)	(6,301,395)	(794,982)	(1,309,516)	(4,247,291)	(1,157,479)

Net change in unrealized appreciation/depreciation on:
Investments	38,914,225	(157,567,039)	46,913,056	(93,034,192)	33,389,485	(66,011,447)
Futures and forward interest rate swaps	—	—	—	(59,400)	(82,940)	(48,875)

	38,914,225	(157,567,039)	46,913,056	(93,093,592)	33,306,545	(66,060,322)

Total realized and unrealized gain (loss)	34,993,840	(163,868,434)	46,118,074	(94,403,108)	29,059,254	(67,217,801)

Dividends and Distributions to Preferred Shareholders From

Net investment income	(1,788,996)	(12,071,923)	(1,262,709)	(8,220,460)	(795,547)	(5,769,792)
Net realized gain	—	—	—	(984,160)	—	—

Total dividends and distributions to Preferred Shareholders	(1,788,996)	(12,071,923)	(1,262,709)	(9,204,620)	(795,547)	(5,769,792)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$55,390,037	$(129,484,112)	$58,742,328	$(74,161,284)	$37,421,497	$(53,689,672)

[1]	Related to tender option bond trusts.

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2009

Statements of Changes in Net Assets	BlackRock MuniYield Fund, Inc. (MYD)

	Period November 1, 2008 to April 30, 2009
		Year Ended October 31,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:		2008	2007

Operations

Net investment income	$22,185,193	$46,456,245	$47,245,298
Net realized gain (loss)	(3,920,385)	(6,301,395)	7,332,422
Net change in unrealized appreciation/depreciation	38,914,225	(157,567,039)	(33,393,239)
Dividends to Preferred Shareholders from net investment income	(1,788,996)	(12,071,923)	(12,440,786)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	55,390,037	(129,484,112)	8,743,695

Dividends to Common Shareholders From

Net investment income	(17,560,799)	(36,001,360)	(37,039,818)

Capital Share Transactions

Reinvestment of common dividends	815,938	2,855,713	3,503,564

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	38,645,176	(162,629,759)	(24,792,559)
Beginning of period	484,944,544	647,574,303	672,366,862

End of period	$523,589,720	$484,944,544	$647,574,303

End of period undistributed net investment income	$4,628,987	$1,916,633	$3,865,248

BlackRock MuniYield Quality Fund, Inc. (MQY)

	Period November 1, 2008 to April 30, 2009
		Year Ended October 31,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:		2008	2007

Operations

Net investment income	$13,886,963	$29,446,444	$29,581,364
Net realized gain (loss)	(794,982)	(1,309,516)	3,782,218
Net change in unrealized appreciation/depreciation	46,913,056	(93,093,592)	(16,584,007)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(1,262,709)	(8,220,460)	(9,191,938)
Net realized gain	—	(984,160)	—

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	58,742,328	(74,161,284)	7,587,637

Dividends and Distributions to Common Shareholders From

Net investment income	(10,405,438)	(20,810,877)	(20,932,577)
Net realized gain	—	(2,225,942)	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(10,405,438)	(23,036,819)	(20,932,577)

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	48,336,890	(97,198,103)	(13,344,940)
Beginning of period	355,459,183	452,657,286	466,002,226

End of period	$403,796,073	$355,459,183	$452,657,286

End of period undistributed net investment income	$3,770,892	$1,484,576	$1,287,484

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	27

Statements of Changes in Net Assets	BlackRock MuniYield Quality Fund II, Inc. (MQT)

	Period November 1, 2008 to April 30, 2009
		Year Ended October 31,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:		2008	2007

Operations

Net investment income	$9,157,790	$19,297,921	$19,161,647
Net realized gain (loss)	(4,247,291)	(1,157,479)	523,278
Net change in unrealized appreciation/depreciation	33,306,545	(66,060,322)	(10,662,734)
Dividends to Preferred Shareholders from net investment income	(795,547)	(5,769,792)	(5,918,044)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	37,421,497	(53,689,672)	3,104,147

Dividends to Common Shareholders From

Net investment income	(6,710,079)	(13,420,158)	(13,554,360)

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	30,711,418	(67,109,830)	(10,450,213)
Beginning of period	227,551,130	294,660,960	305,111,173

End of period	$258,262,548	$227,551,130	$294,660,960

End of period undistributed net investment income	$2,756,513	$1,161,024	$1,064,864

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2009

Statements of Cash Flows

	BlackRock MuniYield Quality Fund, Inc. (MQY)		BlackRock MuniYield Quality Fund II, Inc. (MQT)

	Period November 1, 2008 to April 30, 2009	Year Ended October 31, 2008	Period November 1, 2008 to April 30, 2009	Year Ended October 31, 2008

Cash Provided by Operating Activities

Net increase (decrease) in net assets resulting from operations excluding dividends to Preferred Shareholders	$60,005,037	$(64,956,664)	$38,217,044	$(47,919,880)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in receivables	390,304	622,613	(18,292)	532,251
(Increase) decrease in prepaid expenses and other assets	5,962	(77,189)	1,194	(30,772)
Decrease in accrued liabilities	(369,432)	(266,541)	(250,396)	(137,263)
Net realized and unrealized gain (loss)	(46,118,074)	93,821,608	(29,775,387)	65,829,728
Amortization of premium and discount on investments	(167,487)	(550,835)	(591,547)	(1,209,214)
Proceeds from sales of long-term investments	81,054,485	221,730,070	42,610,700	134,512,803
Purchases of long-term investments	(89,269,507)	(143,508,247)	(43,452,302)	(89,234,847)
Net proceeds from sales (net purchases) of short-term investments	3,155,502	(13,056,607)	4,270,187	(11,663,624)

Net cash provided by operating activities	8,686,790	93,758,208	11,011,201	50,679,182

Cash Used for Financing Activities

Payments on redemption of Preferred Shares	—	(58,000,000)	—	(31,750,000)
Cash receipts from trust certificates	11,385,000	97,637,131	2,410,258	52,118,519
Cash payments for trust certificates	(8,314,247)	(101,061,298)	(5,670,000)	(52,027,727)
Cash dividends and distributions paid to Common Shareholders	(10,405,438)	(23,036,819)	(6,710,079)	(13,420,158)
Cash dividends and distributions paid to Preferred Shareholders	(1,492,362)	(9,104,146)	(1,091,012)	(5,601,035)

Net cash used for financing activities	(8,827,047)	(93,565,132)	(11,060,833)	(50,680,401)

Cash

Net decrease in cash	(140,257)	193,076	(49,632)	(1,219)
Cash at beginning of period	212,604	19,528	93,239	94,458

Cash at end of period	$72,347	$212,604	$43,607	$93,239

Cash Flow Information

Cash paid during the period for interest	$916,823	$3,037,765	$632,235	$1,993,190

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	29

Financial Highlights	BlackRock MuniYield Fund, Inc. (MYD)

	Period November 1, 2008 to April 30, 2009

		Year Ended October 31,

		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.70	$14.36	$14.98	$14.48	$14.31	$13.85

Net investment income[1]	0.49	1.03	1.05	1.08	1.11	1.09
Net realized and unrealized gain (loss)	0.77	(3.62)	(0.57)	0.61	0.21	0.41
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.04)	(0.27)	(0.28)	(0.25)	(0.16)	(0.07)
Net realized gain	—	—	—	(0.00)[2]	—	—

Net increase (decrease) from investment operations	1.22	(2.86)	0.20	1.44	1.16	1.43

Dividends and distributions to Common Shareholders from:
Net investment income	(0.39)	(0.80)	(0.82)	(0.94)	(0.99)	(0.96)
Net realized gain	—	—	—	(0.00)[2]	—	—

Total dividends and distributions to Common Shareholders	(0.39)	(0.80)	(0.82)	(0.94)	(0.99)	(0.96)

Capital charges with respect to issuance of Preferred Shares	—	—	—	0.00 [3]	(0.00)[2]	(0.01)

Net asset value, end of period	$11.53	$10.70	$14.36	$14.98	$14.48	$14.31

Market price, end of period	$11.45	$9.66	$13.72	$15.76	$14.20	$13.74

Total Investment Return[4]

Based on net asset value	11.76%[5]	(20.69)%	1.40%	10.30%	8.38%	11.04%

Based on market price	22.93%[5]	(25.06)%	(7.91)%	18.33%	10.69%	11.11%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses after fees waived and excluding interest expense and fees[6,7]	1.09%[8]	1.06%	1.01%	1.01%	1.02%	0.97%

Total expenses after fees waived[6]	1.24%[8]	1.38%	1.22%	1.29%	1.26%	1.13%

Total expenses[6]	1.25%[8]	1.38%	1.23%	1.29%	1.26%	1.14%

Net investment income[6]	9.20%[8]	7.65%	7.14%	7.35%	7.55%	7.75%

Dividends to Preferred Shareholders	0.74%[8]	1.99%	1.88%	1.71%	1.10%	0.51%

Net investment income to Common Shareholders	8.46%[8]	5.66%	5.26%	5.64%	6.45%	7.24%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$523,590	$484,945	$647,574	$672,367	$644,825	$636,019

Preferred Shares outstanding at liquidation preference, end of period (000)	$271,500	$271,500	$343,000	$343,000	$343,000	$343,000

Portfolio turnover	7%	20%	18%	32%	30%	22%

Asset coverage per Preferred Share, end of period	$73,217	$69,695	$72,218 [9]	$74,0349	$72,008 [9]	$71,358 [9]

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Amount is less than $0.01 per share.

[4]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[5]	Aggregate total investment return.

[6]	Do not reflect the effect of dividends to Preferred Shareholders.

[7]	Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[8]	Annualized.

[9]	Amounts have been recalculated to conform with current period presentation.

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2009

Financial Highlights	BlackRock MuniYield Quality Fund, Inc. (MQY)

	Period November 1, 2008 to April 30, 2009

		Year Ended October 31,

		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$11.68	$14.88	$15.32	$15.02	$15.54	$15.36

Net investment income[1]	0.46	0.97	0.97	0.99	0.99	1.03
Net realized and unrealized gain (loss)	1.51	(3.12)	(0.42)	0.37	(0.39)	0.19
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.04)	(0.27)	(0.30)	(0.27)	(0.14)	(0.07)
Net realized gain	—	(0.03)	—	—	—	—

Net increase (decrease) from investment operations	1.93	(2.45)	0.25	1.09	0.46	1.15

Dividends and distributions to Common Shareholders from:
Net investment income	(0.34)	(0.68)	(0.69)	(0.79)	(0.96)	(0.97)
Net realized gain	—	(0.07)	—	—	—	—

Total dividends and distributions to Common Shareholders	(0.34)	(0.75)	(0.69)	(0.79)	(0.96)	(0.97)

Capital charges with respect to issuance of Preferred Shares	—	—	—	(0.00)[2]	(0.02)	—

Net asset value, end of period	$13.27	$11.68	$14.88	$15.32	$15.02	$15.54

Market price, end of period	$12.32	$10.90	$13.20	$14.48	$14.27	$14.83

Total Investment Return[3]

Based on net asset value	17.07%[4]	(16.79)%	2.00%	7.78%	3.10%	8.26%

Based on market price	16.47%[4]	(12.47)%	(4.26)%	7.22%	2.64%	10.58%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5,6]	1.13%[7]	1.10%	1.04%	1.04%	0.96%	0.94%

Total expenses after fees waived and paid indirectly[5]	1.42%[7]	1.75%	1.71%	1.75%	1.44%	1.25%

Total expenses[5]	1.43%[7]	1.76%	1.71%	1.76%	1.45%	1.25%

Net investment income[5]	7.58%[7]	6.89%	6.46%	6.61%	6.46%	6.74%

Dividends to Preferred Shareholders	0.69%[7]	1.92%	2.01%	1.80%	0.93%	0.45%

Net investment income to Common Shareholders	6.89%[7]	4.97%	4.45%	4.81%	5.53%	6.29%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$403,796	$355,459	$452,657	$466,002	$456,886	$472,848

Preferred Shares outstanding at liquidation preference, end of period (000)	$192,000	$192,000	$250,000	$250,000	$250,000	$200,000

Portfolio turnover	13%	20%	24%	33%	29%	28%

Asset coverage per Preferred Share, end of period	$77,582	$71,318	$70,282 [8]	$71,614 [8]	$70,701 [8]	$84,114 [8]

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[7]	Annualized.

[8]	Amounts have been recalculated to conform with current period presentation.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2009	31

Financial Highlights	BlackRock MuniYield Quality Fund II, Inc. (MQT)

	Period November 1, 2008 to April 30, 2009

		Year Ended October 31,

		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.17	$13.17	$13.64	$13.36	$13.72	$13.44

Net investment income[1]	0.41	0.86	0.86	0.86	0.89	0.94
Net realized and unrealized gain (loss)	1.31	(3.00)	(0.46)	0.37	(0.25)	0.27
Dividends to Preferred Shareholders from net investment income	(0.04)	(0.26)	(0.26)	(0.24)	(0.14)	(0.07)

Net increase (decrease) from investment operations	1.68	(2.40)	0.14	0.99	0.50	1.14

Dividends to Common Shareholders from net investment income	(0.30)	(0.60)	(0.61)	(0.71)	(0.85)	(0.86)

Capital charges with respect to issuance of Preferred Shares	—	—	—	0.00[2]	(0.01)	—

Net asset value, end of the period	$11.55	$10.17	$13.17	$13.64	$13.36	$13.72

Market price, end of the period	$10.16	$8.75	$11.60	$12.93	$12.86	$12.69

Total Investment Return[3]

Based on net asset value	17.27%[4]	(18.42)%	1.39%	7.98%	3.98%	9.32%

Based on market price	19.90%[4]	(20.31)%	(5.79)%	6.34%	8.21%	11.57%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses after fees waived and excluding interest expense and fees[5,6]	1.18%[7]	1.12%	1.06%	1.05%	1.03%	1.01%

Total expenses after fees waived[5]	1.52%[7]	1.79%	1.72%	1.66%	1.49%	1.21%

Total expenses[5]	1.52%[7]	1.80%	1.73%	1.66%	1.49%	1.22%

Net investment income[5]	7.86%[7]	6.96%	6.39%	6.44%	6.51%	7.00%

Dividends to Preferred Shareholders	0.68%[7]	2.08%	1.97%	1.78%	1.03%	0.51%

Net investment income to Common Shareholders	7.18%[7]	4.88%	4.42%	4.66%	5.48%	6.49%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$258,263	$227,551	$294,661	$305,111	$298,722	$306,764

Preferred Shares outstanding at liquidation preference, end of period (000)	$128,250	$128,250	$160,000	$160,000	$160,000	$150,000

Portfolio turnover	9%	17%	20%	37%	29%	27%

Asset coverage per Preferred Share, end of period	$75,349	$69,420	$71,065 [8]	$72,693 [8]	$71,676 [8]	$76,139 [8]

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[7]	Annualized.

[8]	Amounts have been recalculated to conform with current period presentation.

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2009

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniYield Fund, Inc., (“MuniYield”), BlackRock MuniYield Quality Fund, Inc. (“MuniYield Quality”) and BlackRock MuniYield Quality Fund II, Inc. (MuniYield Quality II) (the “Funds” or individually as the “Fund”), are registered under the Investment Company Act of 1940 as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds’ year ends were changed to April 30. The Funds determine and make available for publication the net asset value of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Fund’s Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swaps agreements are valued by utilizing quotes received daily by each Fund’s pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by each Fund’s Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Funds might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•

Financial futures contracts — Each Fund may purchase or sell financial futures contracts and options on futures contracts for investment purposes or to manage its interest rate risk. Futures are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

•

Forward interest rate swaps — Each Fund may enter into forward interest rate swaps for investment purposes. The Funds may enter into swap agreements, in which each Fund and a counterparty agree to make periodic net payments on a specified notional amount. In a forward interest rate swap, a Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. The Funds generally intend to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Forward Commitments and When-Issued Delayed Delivery Securities: Each Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such

ANNUAL REPORT	APRIL 30, 2009	33

Notes to Financial Statements (continued)

conditions only with the intention of actually buying them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations.

Municipal Bonds Transferred to Tender Option Bond Trusts: Each Fund leverages its assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which each Fund has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Funds. The TOB may also be terminated without the consent of the Funds upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to each Fund, which typically invests the cash in additional municipal bonds. The Funds’ transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates shown on the Statements of Assets and Liabilities as trust certificates.

Interest income from the underlying securities is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Funds. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At April 30, 2009, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates for Trust Certificates

MuniYield	$136,973,991	$70,137,076	0.624% – 1.239%
MuniYield Quality	$148,876,880	$76,331,586	0.504% – 2.242%
MuniYield Quality II	$85,295,713	$44,556,050	0.578% – 2.282%

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds when short-term interest rates rise, but tend to outperform the market for fixed rate bonds when short-term interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds’ investment in TOBs may adversely affect the Funds’ investment income and distributions to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Funds’ net asset value per share.

Zero-Coupon Bonds: Each Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund segregates assets in connection with certain investments (e.g., swaps or financial futures contracts), each Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Funds may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts and swaps).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. Each Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 5.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies

34	ANNUAL REPORT	APRIL 30, 2009

Notes to Financial Statements (continued)

and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on each of the Fund’s US federal tax returns remain open for each of the three years ended October 31, 2008 and the period ended April 30, 2009. The statutes of limitations on each of the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, non-interested Directors (“Independent Directors”) defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-under represent general unsecured claims against the general assets of the Funds. Each Fund may, however, elect to invest in Common Shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability are included in other assets on the Statements of Assets and Liabilities, if any. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated on the Statements of Operations.

Other: Expenses directly related to each Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown on the Statements of Operations as fees paid indirectly.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Funds under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a monthly fee at an annual rate of 0.50% of the respective Fund’s average daily net assets. Average daily net assets is the average daily value of the Funds’ total assets minus the sum of its accrued liabilities.

The Advisor has agreed to waive its advisory fees by the amount of investment advisory fees each Fund pays to the Advisor indirectly through its investment in affiliated money market funds. These amounts are shown as fees waived by advisor on the Statements of Operations.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Fund to the Advisor.

For the period November 1, 2008 to April 30, 2009 and the year ended October 31, 2008, the Funds reimbursed the Advisor for certain accounting services, which are included in accounting services on the Statements of Operations as follows:

	Reimbursement

	November 1, 2008 to April 30, 2009	Year Ended October 31, 2008

MuniYield	$7,501	$15,900
MuniYield Quality	$6,058	$9,323
MuniYield Quality II	$3,638	$7,377

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Advisor for compensation paid to the Funds’ Chief Compliance Officer.

ANNUAL REPORT	APRIL 30, 2009	35

Notes to Financial Statements (continued)

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period November 1, 2008 to April 30, 2009, were as follows:

	Purchases	Sales

MuniYield	$83,106,741	$59,688,715
MuniYield Quality	$89,907,635	$78,724,616
MuniYield Quality II	$38,514,542	$41,098,066

4. Concentration, Market and Credit Risk:

Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Funds’ Statements of Assets and Liabilities.

5. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares is $0.05 except MuniYield Quality II Series D which is $0.10. Each Board is authorized, however, to reclassify any unissued shares of Common Shares without approval of Common Shareholders.

Common Shares

Shares issued and outstanding for MuniYield during the period November 1, 2008 to April 30, 2009 and the years ended October 31, 2008 and October 31, 2007 increased by 73,715, 210,884 and 236,501, respectively, as a result of dividend reinvestment and remained constant for MuniYield Quality and MuniYield Quality II.

Preferred Shares

The Preferred Shares are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference plus any accumulated unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund, as set forth in each Fund’s Articles Supplementary (“Governing Instrument”), are not satisfied.

From time to time in the future, the Funds that have issued Preferred Shares may effect repurchases of such shares at prices below their liquidation preferences as agreed upon by the Funds and seller. The Funds also may redeem their respective Preferred Shares from time to time as provided in the applicable Governing Instrument. The Funds intend to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Funds had the following series of Preferred Shares outstanding, effective yields and reset frequency at April 30, 2009:

	Series	Preferred Shares	Effective Yield	Reset Frequency Days

MuniYield	A	1,425	0.716%	28
	B	1,425	0.746%	28
	C	1,425	0.792%	28
	D	1,425	0.792%	28
	E	2,216	0.792%	7
	F	1,361	0.792%	7
	G	1,583	1.820%	7

MuniYield Quality	A	1,536	0.716%	28
	B	1,536	0.792%	7
	C	1,536	0.792%	28
	D	1,536	0.762%	7
	E	1,536	1.820%	7

MuniYield Quality II	A	1,603	0.716%	28
	B	1,603	0.731%	28
	C	1,603	0.792%	7
	D	321	1.820%	7

36	ANNUAL REPORT	APRIL 30, 2009

Notes to Financial Statements (continued)

Dividends on seven-day and 28-day Preferred Shares are cumulative at a rate which is reset every seven or 28 days, respectively, based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares (except MuniYield Series G, MuniYield Quality Series E and MuniYield Quality II Series D) is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The maximum applicable rate on the Preferred Shares of MuniYield Series G, MuniYield Quality Series E and MuniYield Quality II Series D is the higher of 110% of the Telerate/BBA LIBOR or 110% of 90% of the Kenney S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the Preferred Shares for each Fund for the period ended April 30, 2009 were as follows:

	Series	Low	High	Average

MuniYield	A	0.685%	3.945%	1.275%
	B	0.594%	3.087%	1.349%
	C	0.640%	6.473%	1.256%
	D	0.731%	7.844%	1.361%
	E	0.594%	3.087%	1.062%
	F	0.640%	2.988%	1.089%
	G	1.640%	3.495%	2.045%

MuniYield Quality	A	0.594%	3.474%	1.299%
	B	0.594%	3.474%	1.076%
	C	0.716%	7.158%	1.337%
	D	0.594%	2.999%	1.069%
	E	1.640%	3.495%	2.045%

MuniYield Quality II	A	0.594%	3.305%	1.232%
	B	0.655%	2.635%	1.310%
	C	0.594%	2.635%	1.052%
	D	1.640%	3.357%	2.073%

Since February 13, 2008, the Preferred Shares of the Funds failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.594% to 7.158% for the period ended April 30, 2009. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a fund’s auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Funds’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of the Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Funds may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

Prior to December 22, 2008, the Funds paid commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. As of December 22, 2008, commissions paid to broker-dealers on Preferred Shares that experienced a failed auction were reduced to 0.15% on the aggregate principal amount. The Funds will pay commissions of 0.25% on the aggregate principal amount if all shares successfully clear their auctions. Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions for the period November 1, 2008 to December 31, 2008 (after which Merrill Lynch was no longer considered an affiliate) and the year ended October 31, 2008 as follows:

	November 1, 2008 to December 31, 2008	Year Ended October 31, 2008

MuniYield	$45,606	$335,369
MuniYield Quality	$41,648	$326,490
MuniYield Quality II	$31,042	$206,989

Between June 4, 2008 and June 18, 2008, the Funds announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

MuniYield	A	7/02/2008	375	$9,375,000
	B	7/09/2008	375	$9,375,000
	C	6/25/2008	375	$9,375,000
	D	6/18/2008	375	$9,375,000
	E	6/18/2008	584	$14,600,000
	F	6/26/2008	359	$8,975,000
	G	6/23/2008	417	$10,425,000

MuniYield Quality	A	7/08/2008	464	$11,600,000
	B	6/24/2008	464	$11,600,000
	C	7/18/2008	464	$11,600,000
	D	6/27/2008	464	$11,600,000
	E	6/23/2008	464	$11,600,000

MuniYield Quality II	A	7/07/2008	397	$9,925,000
	B	7/14/2008	397	$9,925,000
	C	6/30/2008	397	$9,925,000
	D	6/24/2008	79	$1,975,000

The Funds financed the Preferred Share redemptions with cash received from TOB transactions.

Preferred Shares issued and outstanding for the period November 1, 2008 to April 30, 2009 and the year ended October 31, 2007 remained constant.

ANNUAL REPORT	APRIL 30, 2009	37

Notes to Financial Statements (continued)

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of April 30, 2009 attributable to the difference between book and tax amortization methods on fixed income securities, the expiration of capital loss carryforwards, reclassifications of distributions and the difference between the book and tax treatment of residual interests in tender option bond trusts, were reclassified to the following accounts:

	MuniYield	MuniYield Quality	MuniYield Quality II

Paid-in capital	$(6,000,238)	$23,073	—
Undistributed net investment income	$(123,044)	$67,500	$(56,675)
Accumulated net realized loss	$6,123,282	$(90,573)	$56,675

The tax character of distributions paid during the period November 1, 2008 to April 30, 2009 and the years ended October 31, 2008 and October 31, 2007 were as follows:

	MuniYield	MuniYield Quality	MuniYield Quality II

Tax-exempt income
4/30/09	$19,158,960	$11,668,147	$7,505,626
10/31/08	$48,073,283	$29,031,337	$19,189,950
10/31/07	$49,480,604	$30,124,515	$19,472,404
Ordinary income
4/30/09	$190,835	—	—
Long-term capital gains
10/31/08	—	$3,210,102	—

Total
4/30/09	$19,349,795	$11,668,147	$7,505,626

10/31/08	$48,073,283	$32,241,439	$19,189,950

10/31/07	$49,480,604	$30,124,515	$19,472,404

As of April 30, 2009, the tax components of accumulated losses were as follows:

	MuniYield	MuniYield Quality	MuniYield Quality II

Undistributed tax-exempt income	$3,765,828	$3,898,253	$2,281,185
Capital loss carryforwards	(15,998,955)	(2,933,646)	(10,886,471)
Net unrealized losses*	(87,075,102)	(23,451,066)	(20,898,906)

Total accumulated net losses	$(99,308,229)	$(22,486,459)	$(29,504,192)

*

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default, the difference between the book and tax treatment of residual interest in tender option bond trusts and the deferral of compensation to directors.

As of April 30, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires April 30,	MuniYield	MuniYield Quality	MuniYield Quality II

2010	$189,274	—	$1,105,212
2012	—	—	5,561,802
2016	11,743,926	$2,229,309	493,401
2017	4,065,755	704,337	3,726,056

Total	$15,998,955	$2,933,646	$10,886,471

7. Subsequent Events:

The Funds paid a net investment income dividend to Common Shareholders in the following amounts per share on June 1, 2009 to shareholders of record on May 15, 2009:

Per Share Amount

MuniYield	$0.064
MuniYield Quality	$0.057
MuniYield Quality II	$0.050

The dividends declared on Preferred Shares for the period May 1, 2009 to May 31, 2009 were as follows:

	Series	Amount

MuniYield	A	$20,494
	B	$20,314
	C	$22,925
	D	$21,646
	E	$30,465
	F	$18,664
	G	$57,092

MuniYield Quality	A	$21,750
	B	$21,691
	C	$23,591
	D	$20,603
	E	$55,397

MuniYield Quality II	A	$22,615
	B	$22,776
	C	$22,409
	D	$11,615

38	ANNUAL REPORT	APRIL 30, 2009

Notes to Financial Statements (concluded)

The Funds’ distribution rates declared on June 1, 2009 were as follows:

Per Share Amount

MuniYield	$0.0690
MuniYield Quality	$0.0670
MuniYield Quality II	$0.0575

On June 15, 2009, the Funds’ Boards approved the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares to be Redeemed	Aggregate Principal

MuniYield	A	7/29/09	105	$2,625,000
	B	7/08/09	105	$2,625,000
	C	7/22/09	105	$2,625,000
	D	7/15/09	105	$2,625,000
	E	7/08/09	164	$4,100,000
	F	7/09/09	101	$2,525,000
	G	7/06/09	117	$2,925,000

MuniYield Quality	A	8/04/09	123	$3,075,000
	B	7/14/09	123	$3,075,000
	C	7/17/09	123	$3,075,000
	D	7/10/09	123	$3,075,000
	E	7/06/09	123	$3,075,000

MuniYield Quality II	A	8/03/09	146	$3,650,000
	B	7/13/09	146	$3,650,000
	C	7/13/09	146	$3,650,000
	D	7/07/09	29	$725,000

The Funds will finance the Preferred Share redemptions with cash received from tender option bond transactions (See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts).

ANNUAL REPORT	APRIL 30, 2009	39

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc.:

We have audited each of the accompanying statements of assets and liabilities of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. (collectively the “Funds”), including the schedules of investments, as of April 30, 2009, and the related statements of operations for the period November 1, 2008 to April 30, 2009 and for the year ended October 31, 2008, the statements of changes in net assets for the period November 1, 2008 to April 30, 2009 and for each of the two years in the period ended October 31, 2008, the financial highlights for the period November 1, 2008 to April 30, 2009 and for each of the five years in the period ended October 31, 2008, and the statements of cash flows for BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. for the period November 1, 2008 to April 30, 2009 and for the year ended October 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. as of April 30, 2009, the results of their operations for the period November 1, 2008 to April 30, 2009 and the year ended October 31, 2008, the changes in their net assets for the period November 1, 2008 to April 30, 2009 and for each of the two years in the period ended October 31, 2008, the financial highlights for the period of November 1, 2008 to April 30, 2009 and for each of the five years in the period ended October 31, 2008, and the cash flows for BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. for the period November 1, 2008 to April 30, 2009 and for the year ended October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey

June 26, 2009

Important Tax Information (Unaudited)

The following table summarizes the taxable per share distributions paid by BlackRock MuniYield Fund, Inc. during the period ended April 30, 2009:

	Payable Date	Ordinary

Common Shareholders	12/31/2008	$0.003133

Preferred Shareholders:
Series A	12/17/2008	$4.71
Series B	12/24/2008	$4.54
Series C	12/10/2008	$4.15
Series D	12/31/2008	$3.98
Series E	12/17/2008	$4.45
Series F	12/26/2008	$4.52
Series G	12/22/2008	$5.10

All other net investment income distributions paid by the Fund during the taxable period ended April 30, 2009 qualify as tax-exempt interest dividends for federal income tax purposes.

All of the net investment income distributions paid by BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. during the taxable period ended April 30, 2009 qualify as tax-exempt interest dividends for federal income tax purposes.

40	ANNUAL REPORT	APRIL 30, 2009

Automatic Dividend Reinvestment Plans

How the Plan Works — The Funds offer a Dividend Reinvestment Plan (the “Plan”) under which income and capital gains dividends paid by each Fund are automatically reinvested in additional Common Shares of each Fund. The Plan is administered on behalf of the shareholders by BNY Mellon Shareowner Services for BlackRock MuniYield Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. and Computershare Trust Company, N.A. for BlackRock MuniYield Quality Fund, Inc. (individually, the “Plan Agent” or together, the “Plan Agents”). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Shares of the Fund. The Plan Agents will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding Common Shares on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, a Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agents will invest the dividend amount in newly issued shares. If a Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agents will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases Common Shares of a Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in a Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of a Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agents’ service fees for handling the reinvestment of distributions are paid for by each Fund. However, brokerage commissions may be incurred when a Fund purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when a Fund’s shares are trading at a market premium, a Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of a Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at the following addresses: Shareholders of BlackRock MuniYield Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. should contact BNY Mellon Shareowner Services, P.0. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 212-0242 and shareholders of BlackRock MuniYield Quality Fund, Inc. should contact Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	APRIL 30, 2009	41

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]

Richard E. Cavanagh 40 East 52nd Street New York, NY 10022 1946	Chairman of the Board and Director	Since 2007

Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service since 1997; Senior Advisor since 2008 and Director since 1996, The Fremont Group; Adjunct Lecturer, Harvard University since 2007; Formerly President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				106 Funds 103 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 40 East 52nd Street New York, NY 10022 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Formerly Director of Enable Medical Corp. from 1996 to 2005; Formerly an investment banker at Morgan Stanley from 1976 to 1987.

				106 Funds 103 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care real estate investment trust)

G. Nicholas Beckwith, III 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Board of Directors, Shady Side Hospital Foundation since 1977; Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Board of Trustees, Chatham University since 1981; Board of Trustees, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Formerly Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Formerly Member of the Board of Directors, National Retail Properties (REIT) from 2006 to 2007.

				106 Funds 103 Portfolios	None

Kent Dixon 40 East 52nd Street New York, NY 10022 1937	Director and Member of the Audit Committee	Since 2007	Consultant/Investor since 1988.	106 Funds 103 Portfolios	None

Frank J. Fabozzi 40 East 52nd Street New York, NY 10022 1948	Director and Member of the Audit Committee	Since 2007

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management since 2006; Formerly Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				106 Funds 103 Portfolios	None

Kathleen F. Feldstein 40 East 52nd Street New York, NY 10022 1941	Director	Since 2007

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003.

				106 Funds 103 Portfolios	The McClatchy Company (publishing)

James T. Flynn 40 East 52nd Street New York, NY 10022 1939	Director and Member of the Audit Committee	Since 2007	Formerly Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	106 Funds 103 Portfolios	None

Jerrold B. Harris 40 East 52nd Street New York, NY 10022 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	106 Funds 103 Portfolios	BlackRock Kelso Capital Corp.

42	ANNUAL REPORT	APRIL 30, 2009

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

R. Glenn Hubbard 40 East 52nd Street New York, NY 10022 1958	Director	Since 2007

Dean of Columbia Business School since 2004; Columbia faculty member since 1988; Formerly Co-Director of Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Formerly Chairman of the U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.

				106 Funds 103 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 40 East 52nd Street New York, NY 10022 1951	Director and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				106 Funds 103 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III, 1999; Richard E. Cavanagh, 1994; Kent Dixon, 1988; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1998 and Karen P. Robards, 1998.

Interested Directors[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.

			175 Funds 285 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Formerly Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Formerly Treasurer of certain closedend Funds in the BlackRock fund complex from 1989 to 2006.

			175 Funds 285 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Effective January 1, 2009, Robert S. Salomon, Jr. retired as Director of the Funds. The Board wishes Mr. Salomon well in his retirement.

ANNUAL REPORT	APRIL 30, 2009	43

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005, Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Formerly Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Funds serve at the pleasure of the Board of Directors.

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Custodian
The Bank of New York Mellon[2] New York, NY 10286
State Street Bank and Trust Company[3] Boston, MA 02101

Funds Address
BlackRock Closed-End Funds
c/o BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, DE 19809

Independent Registered Public Accounting Firm Deloitte & Touche LLP Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Transfer Agent and Auction Agent[2] Common Shares and Preferred Shares:
BNY Mellon Shareowner Services
Jersey City, NJ 07310

Transfer Agent[3] Common Shares:
Computershare Trust Company, N.A.
Providence, RI 02940

Auction Agent[3] Preferred Shares:
BNY Mellon Shareowner Services
Jersey City, NJ 07310

[2]	For BlackRock MuniYield Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc.

[3]	For BlackRock MuniYield Quality Fund, Inc.

44	ANNUAL REPORT	APRIL 30, 2009

Additional Information

Dividend Policy

The Funds dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Fund Certification

The Funds are listed for trading on the New York Stock Exchange (“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the Securities and Exchange Commission (“SEC”) the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Each Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Fiscal Year-to-Date Cumulative Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative Distributions by Character

	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

BlackRock MuniYield Fund, Inc.	$0.387	—	—	$0.387	100%	0%	0%	100%

ANNUAL REPORT	APRIL 30, 2009	45

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

46	ANNUAL REPORT	APRIL 30, 2009

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	APRIL 30, 2009	47

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

BlackRock MuniYield Fund, Inc.

BlackRock MuniYield Quality Fund, Inc.

BlackRock MuniYield Quality Fund II, Inc.

#MYQII-4/09

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards Robert S. Salomon, Jr. (retired effective December 31, 2008)
The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniYield Quality Fund, Inc.	$36,700	$35,800	$3,500	$3,500	$6,100	$6,100	$1,028	$1,049

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund, Inc.	$418,128	$415,649

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –

Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards Robert S. Salomon, Jr. (retired effective December 31, 2008)

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio

Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of April 30, 2009.

(a)(1)

The registrant (or “Fund”) is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Walter O’Connor, Managing Director at BlackRock and Michael A. Kalinoski, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel, O’Connor and Kalinoski have been members of the registrant’s portfolio management team since 2006, 2006 and 2000, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
Michael A. Kalinoski	Director of BlackRock, Inc. since 2006; Director of MLIM from 1999 to 2006.

(a)(2)	As of April 30, 2009:
	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	76	0	0	0	0	0
	$17.04 Billion	$0	$0	$0	$0	$0
Walter O’Connor	76	0	0	0	0	0
	$17.04 Billion	$0	$0	$0	$0	$0
Michael A. Kalinoski	6	0	0	0	0	0
	$2.51 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3)	As of April 30, 2009:

Portfolio Manager Compensation Overview BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

     Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received awards under the LTIP.

     Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Jaeckel, O’Connor and Kalinoski have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

          Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Messrs. Jaeckel, O’Connor and Kalinoski are eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – April 30, 2009.
Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Theodore R. Jaeckel, Jr.	$1 - $10,000
Walter O’Connor	None
Michael A. Kalinoski	None

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund, Inc.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock MuniYield Quality Fund, Inc.

Date: June 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: June 19, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: June 19, 2009